UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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California Water Service Group
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California Water Service Group
California Water Service Company, Hawaii Water Service Company,
New Mexico Water Service Company, Washington Water Service Company,
CWS Utility Services, and HWS Utility Services

1720 North First Street
San Jose, CA 95112-4508
(408) 367-8200

April 15, 2020

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders at 9:30 a.m. Pacific Time on Wednesday, May 27, 2020. This year, we plan to hold the Annual Meeting online due to the public health impact of the novel coronavirus (COVID-19) and to support the health and well-being of our employees and stockholders. You will be able to attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/CWT2020, where you will be able to listen to the meeting live, submit questions, and vote. We intend to return to an in-person annual meeting next year.

Enclosed please find a notice of matters to be voted on at the meeting, our Proxy Statement, a proxy card, and our 2019 Annual Report.

Whether or not you plan to attend, your vote is important. Please vote your shares as soon as possible in one of three ways: by Internet, by telephone, or by mail. Instructions regarding how to vote are included on the proxy card or voting instruction card.

In a continuing effort to conserve natural resources and reduce costs, we produced a summary annual report again this year, opting not to duplicate the financial information that continues to be provided in our Form 10-K filed with the Securities and Exchange Commission. Your perspectives on the annual report are valuable to us. Please send your feedback to annualreport@calwater.com.

Thank you for your investment in the California Water Service Group.

Sincerely,

/s/ PETER C. NELSON

Peter C. Nelson
Chairman of the Board

California Water Service Group

Notice of Annual Meeting of Stockholders

The 2020 Annual Meeting of Stockholders (Annual Meeting) of California Water Service Group (Group) will be held on Wednesday, May 27, 2020, at 9:30 a.m. Pacific Time. You will be able to attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/CWT2020, where you will be able to listen to the meeting live, submit questions, and vote. At the Annual Meeting, stockholders will consider and vote on the following matters:

1.
Election of the eleven directors named in the Proxy Statement;
2.
An advisory vote to approve executive compensation;
3.
Ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2020; and
4.
Such other business as may properly come before the Annual Meeting.

The Board of Directors has fixed the close of business on March 31, 2020 as the record date for the determination of holders of common stock entitled to notice of, and to vote at, the Annual Meeting.

Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may submit your proxy: (a) by Internet, (b) by telephone, or (c) by U.S. Postal Service mail. You may revoke your proxy at any time prior to the vote at the Annual Meeting. Of course, in lieu of submitting a proxy, you may vote online during at the Annual Meeting. For specific instructions, please refer to "Questions and Answers about the Proxy Materials and the Annual Meeting" in this Proxy Statement and the instructions on the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 27, 2020:Electronic copies of the Group's Form 10-K, including exhibits, and this Proxy Statement will be available at www.proxyvote.com.

By Order of the Board of Directors

/s/ MICHELLE R. MORTENSEN

MICHELLE R. MORTENSEN
Corporate Secretary

April 15, 2020

At this time, we plan to hold the Annual Meeting entirely online. We are actively monitoring the public health and safety concerns relating to the novel coronavirus (COVID-19) and the advisories or mandates that federal, state, and local governments, and related agencies, may issue. Depending on developments relating to COVID-19, we may make alternative arrangements relating to the Annual Meeting, which could include changing the date and/or time of the meeting, or providing for the ability to attend the meeting in person as well as online if it is feasible to do so. We will announce any alternative arrangements for the meeting as promptly as practicable. Please monitor our Investor Relations website at http://ir.calwatergroup.com/ and check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

PROXY SUMMARY

Information about our 2020 Annual Meeting of Stockholders

Date and time:	Wednesday, May 27, 2020 at 9:30 a.m. Pacific Time
Location:	To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2020
Record Date:	March 31, 2020

Voting matters    Stockholders will be asked to vote on the following matters at the Annual Meeting:

Items of Business		Board's Recommendation	Where to Find Details

1.	Election of eleven directors	FOR all nominees	pp. 19-26

2.	Advisory Vote on Executive Compensation	FOR	p. 72

3.	Ratification of Deloitte & Touche LLP as the Group's independent registered public accounting firm	FOR	p. 76

What's New

We continue to enhance our governance, compensation, and sustainability practices and disclosures. Among many other items, since last year California Water Service Group has:
►	Formed the Enterprise Risk Management, Safety, and Security Committee
►	Environmental, social responsibility, and sustainability items are now overseen by the Nominating/Corporate Governance Committee
►	Modified the performance criteria used for the 2019 incentive compensation program as follows:
o Long-term performance-based equity compensation uses three performance metrics vesting over a three-year period from 2019 – 2021
o Short-term incentive compensation now uses five different performance metrics from the long-term performance-based equity compensation measures that are measured over fiscal year 2019

Governance Highlights  (PAGE 4)

Effective Board Leadership and Independent Oversight

►
Election of two new independent directors in 2019
►
Independent Lead Director with well-defined responsibilities
►
Executive session led by independent Lead Director at Board meetings
►
Ongoing review of the Board composition and succession planning
►
Mandatory director retirement age 75

Overview of Corporate Governance

►
Code of Conduct for Directors, Officers and Employees
►
Clawback policy
►
Stock ownership guidelines for directors and executive officers
►
Prohibition on short sales, transactions in derivatives, and hedging and pledging of stock by directors and executive officers
►
Annual election of all directors
►
Majority voting for directors in uncontested elections

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California Water Board of Directors  (PAGE 4)

Director Nominees

California Water's Board is composed of a diverse, experienced group of global thought, business, and academic leaders.

		Director		Committees

Name and Principal Occupation	Age	Since	Independent	A	C	F	NG	S
Gregory E. Aliff Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	66	2015	YES	o				•

Terry P. Bayer Former COO of Molina Healthcare, Inc.	69	2014	YES	•	•	o

Shelly M. Esque Former Vice President and Global Director of Corporate Affairs of Intel Corporation	59	2018	YES				•	•

Martin A. Kropelnicki President & CEO of California Water Service Group	53	2013	—

Thomas M. Krummel, M.D. Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	68	2010	YES		o		•

Richard P. Magnuson Lead Director Venture Capitalist	64	1996	YES	•		•	o

Scott L. Morris Chairman of Avista Corporation	62	2019	YES		•			•

Peter C. Nelson Chairman of the Board of California Water Service Group	72	1996	—

Carol M. Pottenger Principal and Owner of CMP Global, LLC	64	2017	YES			•	•	•

Lester A. Snow Director and President of the Klamath River Renewal Corporation	68	2011	YES		•	•		o

Patricia K. Wagner Former Group President of U.S. Utilities for Sempra Energy	57	2019	YES	•			•

Number of meetings held during 2019				4	3	4	4	2

o Chair	A: Audit	C: Organization and Compensation	F: Finance and Capital Investment
• Member	NG: Nominating/Corporate Governance		S: Enterprise Risk Management, Safety and Security

Optimal Mix of Skills and Experience of Director Nominees

California Water's directors collectively contribute significant experience in the areas most relevant to overseeing the Company's business and strategy.

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2019 Financial Highlights

Compensation Highlights  (PAGE 41)

Our compensation program supports California Water's long-term business strategy and high value business model to create long-term shareholder value

WHAT WE DO	WHAT WE DON'T DO
We pay for performance with compensation in the form of annual short-term performance-based incentives, as well as award 50% of long-term equity incentive compensation in the form of restricted stock units (RSUs) subject to performance-based vesting criteria over a three-year period.

  We retain an independent compensation consultant who reports to the Organization and Compensation Committee.

  We hold an annual "say-on-pay" advisory vote.

  We require stock ownership with minimum holding requirements for all directors and officers to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers.

  We cap individual payouts for short-term performance-based incentive and long-term equity incentive compensation plans.

  We have an officer compensation recovery ("clawback") policy requiring the reimbursement of excess incentive-based compensation provided to the Group's officers in the event of certain restatements of the Group's financial statements.

We limit perquisites; the Group does provide officers with only limited perquisites consisting of a company vehicle with related excess liability insurance.

  We do not provide tax gross-ups on perquisites or other personal benefits.

  We do not provide employment agreements; other than participation in the Executive Severance Plan, none of our officers are party to individual employment or severance agreements.

  We do not provide single-trigger change in control benefits; the Group's Executive Severance Plan provides for change in control severance benefits upon a termination of employment following a change in control; the Group's equity incentive plan does not require single-trigger vesting acceleration upon a change in control.

  We do not allow hedging and pledging of Group stock; the Group's directors and officers are prohibited from hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt, in accordance with the anti-hedging prohibition in our insider trading policy; directors and officers are also prohibited from pledging their ownership of Group stock in accordance with an anti-pledging provision in our insider trading policy.

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CORPORATE GOVERNANCE PRACTICES AT CALIFORNIA WATER SERVICE GROUP

We are committed to objective, independent leadership for our Board and each of its committees. In addition, our Board believes the active, objective, and independent oversight of management is central to effective Board governance, and serves the best interests of all stakeholders, including customers, stockholders, regulators, suppliers, associates, and the general public.

Specifically, our Board has adopted Corporate Governance Guidelines comprised of rigorous governance practices and procedures. To maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership, and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with the senior management team and principal advisors such as our legal counsel, auditors, consultants, and financial advisors. Our Board annually reviews and approves the Corporate Governance Guidelines and charters of the Board committees to ensure they reflect evolving best practices and regulatory requirements, including the New York Stock Exchange (NYSE) corporate governance listing standards. The Corporate Governance Guidelines and the current charters for the Audit, Organization and Compensation, Finance and Capital Investment, Nominating/Corporate Governance, and Enterprise Risk Management, Safety and Security committees are posted on our website at http://www.calwatergroup.com.

Our Board of Directors

Board Structure and Independence

Our Board encompasses the optimal mix of diverse backgrounds, experiences, skills, expertise, and an uncompromising commitment to integrity and thorough judgment. The Board thoughtfully advises and guides management as they work to achieve our long-term strategic goals. To promote sound board structure and independence standards, our Board adheres to the following policies and procedures:

  ►
  Directors must retire no later than the Annual Meeting that follows the date of the director's 75th birthday.
  ►
  Our Board conducts an ongoing review of Board composition and succession planning, resulting in refreshment of the Board and a diversity of skills, attributes, and perspectives on the Board.
  ►
  Upon election at the annual meeting, the average tenure of the members of the Board will be approximately eight years.
  ►
  Our Board has a majority of independent directors.

In 2019, based upon the recommendation of the Nominating/Corporate Governance Committee, the Board has approved changes to the Committee memberships and elected Ms. Bayer as chair of the Finance and Capital Investment Committee.

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Board Oversight

Our Board is responsible for seeing that our organization is appropriately stewarding the resources entrusted to it and following legal and ethical standards. In addition, our Board has the fundamental and legal responsibility to provide oversight and accountability for the organization. By respecting the following key risk management principles, our Board provides a solid foundation of organizational oversight:

  ►
  Understands the organization's key drivers of success
  ►
  Continually assesses the risks in the organization's strategy
  ►
  Appropriately defines the role of the full Board and its standing committees specific to risk oversight
  ►
  Assesses the organization's risk management system – including people and processes – to ensure appropriateness and sufficient resources
  ►
  Works with management to understand and agree on the types (and format) of risk information the Board requires
  ►
  Encourages dynamic and constructive risk dialogue between management and the Board, including a willingness to challenge assumptions
  ►
  Closely monitors the potential risks to culture and the incentives structure
  ►
  Oversees the critical alignment of strategy, risk, controls, compliance, incentives, and people

Director Education

Our director education about California Water Service Group, our strategy, control framework, regulatory environment, and our industry begins when a director is elected to our Board and continues throughout his or her tenure on the Board. Upon joining our Board, new directors are provided with a comprehensive orientation about our company which includes an overview of director duties and our corporate governance, one-on-one sessions with the Chairman and President and CEO, and presentations by senior management and other key management representatives on the organization's strategy, regulatory framework, and control framework. As directors are appointed to new committees or assume a leadership role, such as committee chair, they receive additional orientation sessions specific to such responsibilities.

Board and Committee presentations, educational briefings, discussions with subject matter experts on business, governance, regulatory, and control matters help to keep directors appropriately apprised of key developments in our business and in our industry, including material changes in regulation, so they can carry on their oversight responsibilities.

Leadership Structure

Peter C. Nelson has served as Chairman of the Board since 2012. The roles of Chairman of the Board and CEO for the organization are separate. Our Board believes separating these roles is the most appropriate leadership structure based on numerous factors, including the Board's historical practice (which has predominantly been to separate the roles), its assessment of the organization's leadership, and the organizations current and anticipated needs. The Board attributes a portion of the historical success of its leadership model to the Chairman of the Board's 17-plus years of service as the former President & CEO, including his industry knowledge and executive management skills, rather than by the particular leadership structure chosen. The Board believes that Mr. Nelson, who retired in 2013, brings significant experience in the water and public utility industries making him best positioned to lead the Board as it oversees and monitors implementation our business strategy, considers risks related to strategy and business decisions, and performs its oversight function.

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Lead Independent Director

Our Lead Independent Director is selected from and by the independent directors, serves for a period of at least one year, and has expansive duties and authority as included in our Corporate Governance Guidelines.

Richard P. Magnuson currently serves as Lead Independent director. Our Corporate Governance Guidelines list the Lead Independent Director's responsibilities and authority including:

  ►
  Presides at meetings of the Board in the absence of the Chairman of the Board
  ►
  Recommends to the Chairman of the Board items for consideration to be included in the Board meeting agendas and schedules
  ►
  Serves as liaison between the Chairman of the Board and the independent directors
  ►
  Consults and communicates with major stockholders upon request

In evaluating candidates for Lead Independent Director, the independent directors consider several factors, including each candidate's corporate governance experience, board service and tenure, leadership roles, and the ability to meet the necessary time commitment. For an incumbent Lead Independent Director, the independent directors also consider the results of the annual Lead Independent Director assessment as described on Page 7.

Independence of Directors

As discussed in our Corporate Governance Guidelines, a substantial majority of the Board is comprised of independent directors. Currently, the Group's independent directors are Gregory E. Aliff, Terry P. Bayer, Shelly M. Esque, Thomas M. Krummel, M.D., Richard P. Magnuson, Scott L. Morris, Carol M. Pottenger, Lester A. Snow, and Patricia K. Wagner.

Under the listing standards of the New York Stock Exchange, a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable, familial, or otherwise, with the organization, either directly or indirectly as a partner, stockholder, or executive officer of an entity that has a material relationship with us. Our Board makes an affirmative determination regarding the independence of each director annually, based on the recommendation of the Nominating/Corporate Governance Committee.

The Board has adopted standards to assist in assessing the independence of directors, which are set forth in the Corporate Governance Guidelines, which are posted on our website at http://www.calwatergroup.com. Under these standards, our Board has determined that a director is not independent if:

Director Independence
►
The director is, or has been within the last three years, an employee of any company that comprises the Group or an immediate family member is, or has been within the last three years, an executive officer of any company that comprises the Group;
►
The director has received, or has an immediate family member who has received, during any 12-month period during the last three years, more than $120,000 in direct compensation from companies that comprise the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service (compensation received by an immediate family member for service as an employee, other than an executive officer, of the Group is not considered for purposes of this standard);
►
The director, or an immediate family member, is a current partner of the Group's internal or external auditor; the director is a current employee of such a firm; the director's immediate

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  family member is a current employee of such a firm who personally works on the Group's audit, or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Group's audit within that time;

►
The director, or an immediate family member, is, or has been within the last three years, employed as an executive officer of another company where any of the Group's present executive officers serves or served at the same time on that company's compensation committee;
►
The director is a current employee, or has an immediate family member who is a current executive officer, of a customer or vendor or other party that has made payments to or received payments from companies that comprise the Group for property or services in an amount that, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of the party's consolidated gross revenues; or
►
The director, or the director's spouse, is an executive officer of a non-profit organization to which the Group makes, or in the past three years has made, payments that, in any single fiscal year, exceeded the greater of $1 million or 2% of the non-profit organization's consolidated gross revenues.

In addition, our Board has determined that none of the following relationships, by itself, is a material relationship that would impair a director's independence:

►
Being a residential customer of any service territory;
►
Being a current executive officer or employee of, or being otherwise affiliated with, a commercial customer from which the Group has received payments that, in any of the last three fiscal years, did not exceed the greater of (i) 1% of the Group's consolidated gross revenues for the year; or (ii) $500,000;
►
Being a current executive officer or employee of, or having a 5% or greater ownership or similar financial interest in, a supplier or vendor that has received payments from the Group that, in any of the last three fiscal years, did not exceed the lesser of (i) 1% of the Group's consolidated gross revenues for the year; or (ii) $500,000; or
►
Being a director of any of the Group's subsidiaries.

Directors inform the Board as to any relationships they may have with the organization and provide other pertinent information in annual questionnaires they complete, sign, and certify. The Board reviews relevant relationships to identify possible impairments to director independence and in connection with disclosure obligations. For those directors who reside in one of our service territories and are customers, our Board has determined that it is not a material relationship that would impair their independence under the above standards.

Annual Evaluation of Board, Committees and Independent Lead Director

Our Board and Committees maintain a regular and robust evaluation process to promote the effective functioning of our Board. It is important to examine Board, Committee, and director performance and to solicit and act upon feedback received from each member of our Board. The Board utilizes several long-standing corporate governance practices and processes to support evaluations, including annual assessments of the Board and its committees, annual assessments of the Lead Independent Director, annual assessments of individual directors, director questionnaires, and one-on-one discussions. Evaluations are intended to assess the effectiveness in board composition and conduct, meeting structure, materials and information, committee composition and effectiveness, strategic and succession planning, culture and exercise of oversight, as well as continued education and access to management.

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    7

Board Composition

Our Board believes our directors should possess a combination of skills, professional experience, and a diversity of backgrounds necessary to oversee our business. Also, the Board believes every director should possess certain attributes as reflected in the Board's membership criteria.

The Nominating/Corporate Governance Committee assesses the composition of and criteria for membership on the Board and its committees on an ongoing basis in consideration of our current and future business and operations. In fulfilling this responsibility, the Nominating/Corporate Governance Committee takes a long-term view and seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board as a group. The Nominating/Corporate Governance Committee considers a variety of factors, including our long-term strategy, the skills and experiences that directors provide to the Board (including in the context of the our business strategy), the performance of the Board and the organization, the Board's director retirement policy, the Board's view that a balanced and effective board should include members across a continuum of tenure, and the belief that valuable insights can be gained from gender and ethnic diversity. As a result of these long-term strategic assessments, the Nominating/Corporate Governance Committee has articulated a set of principles on board composition, which include:

Board Composition

Diversity	Our Board shall be comprised of members who demonstrate a diversity of thought, perspectives, skills, backgrounds and experiences, and have a goal of identifying candidates that can contribute to that diversity in a variety of ways, including ethnically and gender diverse candidates

Board Skills	Our Board will have a collective set of skills to address management challenges, especially in the areas of business strategy, financial performance, risk management, cybersecurity, technology and enterprise innovation, and executive talent and leadership, and should evolve with the organization's business strategy

Industry Experience	Our Board will seek and retain members with industry experience including water, utility and technology, that align with our long-term strategy; recognize the utility industry is complex and understand the importance of having directors who have witnessed challenging business cycles and can share the wisdom of those experiences

Tenure	Our Board will seek and retain members across the director tenure spectrum to promote effective oversight, and embrace innovation, a changing market and customer expectations; seek to have a mix of long-standing members, relatively new members, and remaining members at different points along the tenure spectrum

Board Size	Our Board will consider the appropriate size of the board in relation to promoting active engagement, open discussion and effective challenge of management; continuously assess the bench of successors for Board leadership positions in both expected and unexpected departure scenarios

Director Criteria

The Nominating/Corporate Governance Committee's regular evaluation of the composition of, and criteria for membership on, the Board is ongoing. Incumbent directors eligible for re-election, nominees to fill vacancies on the Board, and any nominees recommended by stockholders all

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undergo a strenuous review by the Committee. The Nominating/Corporate Governance Committee focuses on the development of a Board composed of directors that meet the criteria set forth below:

Director Criteria

Personal Characteristics	► High personal and professional ethics, integrity and honesty, good character and sound judgment

►  Independence and absence of any actual or perceived conflicts of interest

►  The ability to be an independent thinker

Commitment to the Organization	► A willingness to put in the time and energy to satisfy the requirements of Board and committee membership, including attendance and participation in Board and committee meetings of which they are a member and the annual meeting of stockholders and be available to management to provide advice and counsel

►  Possess, or be willing to develop, a broad knowledge of critical issues facing the organization

Diversity	► Diversity, including the candidate's professional and personal experience, background, perspective, and viewpoint; as well as the candidate's gender and ethnicity

Skills and Experience	► The value derived from each nominee's skills, qualifications, experience, and ability to impact long-term strategic objectives

►  Solid educational background

►  Substantial tenure and experience in leadership capacities

►  Business and financial experience

►  Understanding the intricacies of a public entity

►  Experience in risk management

►  Additionally, Section 2.9 of our bylaws contains requirements that a person must meet to avoid conflicts of interest that would disqualify that person from serving as a director.

Identification of Director Nominees	► Through a variety of sources, the Nominating/Corporate Governance Committee identifies new director nominees and will consider director nominees recommended by stockholders in the same manner it considers other nominees. This process is described in "Director Qualifications and Diversity" and found elsewhere in this Proxy Statement.

Retirement Age of Directors	► We have established a mandatory retirement age for directors. A director must retire no later than the Annual Meeting that follows the date of the director's 75th birthday. An employee director must retire as an employee no later than the Annual Meeting that follows the date of his or her 70th birthday, but may remain on the Board at the discretion of the Board of Directors.

Executive Sessions of the Board	► Under our Corporate Governance Guidelines, the non-management directors meet at least four times each year in executive session without management present, and the independent directors meet in executive session at least once a year. The Lead Independent Director, Richard P. Magnuson, chairs these sessions.

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    9

Our directors as of April 15, 2020, are as follows:

Name	Age	Position	Current Term Expires	Director Since	Independent	Occupation	Other Board Experience	Public Utilities or Public Health Experience
Gregory E. Aliff	66	Director	2020	2015	Yes	Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	Yes	Yes

Terry P. Bayer	69	Director	2020	2014	Yes	Former COO of Molina Healthcare, Inc.	Yes	Yes

Shelly M. Esque	59	Director	2020	2018	Yes	Former Vice President and Global Director of Corporate Affairs of Intel Corporation	Yes

Martin A. Kropelnicki	53	President & CEO and Director	2020	2013	No	President & CEO of California Water Service Group	Yes	Yes

Thomas M. Krummel, M.D.	68	Director	2020	2010	Yes	Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	Yes	Yes

Richard P. Magnuson	64	Lead Director & Chair of the Board's Executive Sessions	2020	1996	Yes	Venture Capitalist	Yes

Scott L. Morris	62	Director	2020	2019	Yes	Chairman of Avista Corporation	Yes	Yes

Peter C. Nelson	72	Chairman of the Board	2020	1996	No	Chairman of the Board of California Water Service Group	Yes	Yes

Carol M. Pottenger	64	Director	2020	2017	Yes	Principal and Owner of CMP Global, LLC	Yes

Lester A. Snow	68	Director	2020	2011	Yes	Director and President of the Klamath River Renewal Corporation	Yes	Yes

Patricia K. Wagner	57	Director	2020	2019	Yes	Former Group President of U.S. Utilities for Sempra Energy	Yes	Yes

Identification of Director Nominees

Through a variety of sources, the Nominating/Corporate Governance Committee identifies new director nominees and will consider director nominees recommended by stockholders in the same manner it considers other nominees. This process is described in "Director Qualifications and Diversity" and found on page 9 in this Proxy Statement. Stockholders seeking to recommend nominees for consideration by the Nominating/Corporate Governance Committee should submit a recommendation in writing describing the nominee's qualifications and other relevant biographical information together with confirmation of the nominee's consent to serve as director. Please submit this information to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.

Stockholders may also propose director nominees by adhering to the advance notice procedure described under "Questions and Answers About the Proxy Materials and the Annual Meeting — How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders' meeting?" on page 83 in this Proxy Statement.

Board Role in Risk Oversight

Under the Corporate Governance Guidelines, the full Board reviews and oversees our enterprise risk management program, including reviewing our enterprise risk portfolio and evaluating management's approach to addressing identified risks. The Board does not view risk in isolation, but

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includes risk as part of its regular consideration of business decisions and business strategy. The Board exercises its risk oversight function through the Board as a whole and through its committees, which assist the Board in focusing on specific categories of risk relevant to the Group.

Board Committee	Role and Oversight

Audit	Oversees risks related to financial reporting and internal controls

Organization and Compensation	Oversees periodic assessments of risks relating our compensation plans and programs to see that these plans and programs do not encourage management to take unreasonable risks relating to our business

Finance and Capital Investment	Oversees risks within the capital investment programs

Nominating/Corporate Governance	Oversees risks related to matters of corporate governance, including director independence and Board performance, as well as risks related to environmental, social responsibility, and sustainability matters

Enterprise Risk Management, Safety and Security	Oversees management's development and execution of the Group's enterprise risk management, safety and security programs, including physical and cyber security.

The Group has a Management Committee (MC) that is chaired by our President & CEO and membership is comprised of our Group and subsidiary executives, hereafter collectively known as "executives" and meets monthly. Among other functions, the MC identifies and prioritizes key risks and recommends the implementation of appropriate mitigation measures, as needed. The MC provides reporting to the Audit Committee and Enterprise Risk Management, Safety, and Security Committee no less frequently than annually. Further review or reporting on risks is conducted as needed or as requested by the Board or committee.

Annual Meeting Attendance

All directors are expected to attend the Annual Meeting of Stockholders, unless attendance is prevented by an emergency. All of our board members who were directors as of the date of our 2019 Annual Meeting attended the meeting.

Board Meetings and Committees

Board Meetings

Our policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of committees on which they sit.

Members of the Board are expected to attend Board meetings in person, unless the meeting is held by teleconference. During 2019, there were nine meetings of the Board and collectively 17 committee meetings. The incumbent directors attended at least 75% of all Board and applicable committee meetings in 2019 (held during the period each director served). All then incumbent directors attended the 2019 annual meeting. Mr. Morris and Ms. Wagner joined the Board in November 2019.

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Board Committees

There are five committees within our Board of Directors: (1) Audit; (2) Organization and Compensation; (3) Finance and Capital Investment; (4) Nominating/Corporate Governance; (5) and Enterprise Risk Management, Safety and Security. The membership and the function of each of these committees are described below.

Name	Audit	Organization and Compensation	Finance and Capital Investment	Nominating/ Corporate Governance	Enterprise Risk Management, Safety and Security
Gregory E. Aliff	o				•

Terry P. Bayer	•	•	o

Shelly M. Esque				•	•

Martin A. Kropelnicki

Thomas M. Krummel, M.D.		o		•

Richard P. Magnuson	•		•	o

Scott L. Morris		•			•

Peter C. Nelson

Carol M. Pottenger			•	•

Lester A. Snow		•	•		o

Patricia K. Wagner	•			•

Number of meetings held during 2019	4	3	4	4	2

o    Chair             Vice Chair        •    Member

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AUDIT COMMITTEE

AUDIT COMMITTEE	Primary Responsibilities:

Current Members: Gregory E. Aliff, Chair Terry P. Bayer Richard P. Magnuson Patricia K. Wagner Committee Meetings Held in 2019: 4	► Represents and assists the Board in oversight of the quality and integrity of the Company's financial statements, the Company's compliance with legal, environmental, regulatory and reporting requirements; the qualifications, performance and independence of the Company's Independent Registered Public Accounting Firm; and the Company's internal audit function

►  Responsible for the appointment, retention, compensation, and oversight of the Independent Registered Public Accounting Firm

►  Reviews with management each Form 10-K and 10-Q report required to be submitted to the SEC

►  Reviews annually the quality of internal accounting and financial controls, internal auditor reports and opinions, and any recommendations the Independent Registered Public Accounting Firm may have for improving or changing the Company's internal controls

►  Oversees and reviews with management risks related to the Company's financial reporting and internal controls

►  Oversees the Company's compliance program with respect to legal and regulatory requirements, including the Company's codes of conduct, and oversees the Company's policies and procedures for monitoring compliance

The Board has determined that each Audit Committee member has considerable knowledge in financial and auditing matters to serve on the Audit Committee. Gregory E. Aliff, Terry P. Bayer, and Patricia K. Wagner meet the New York Stock Exchange listing standard of financial sophistication and are "audit committee financial experts" under SEC rules.

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ORGANIZATION AND COMPENSATION COMMITTEE

ORGANIZATION & COMPENSATION COMMITTEE	Primary Responsibilities:

Current Members: Thomas M. Krummel, M.D., Chair Terry A. Bayer Scott L. Morris Lester A. Snow Committee Meetings Held in 2019: 3	► Oversees the Company's officer compensation structure, policies and programs, assesses whether the Company's compensation structure establishes appropriate incentives for officers, and assesses the results of the Company's most recent advisory vote on executive compensation

►  Oversees the evaluation and recommendations of the compensation of the CEO to the independent directors and of the executive officers to the Board of Directors

►  Reviews the organizational structure for the Company's senior management

►  Oversees a periodic assessment of the risk related to the Company's compensation policies and practices applicable to offices and employees, and review the results

►  Reviews and discusses with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the annual meeting of stockholders to be filed with the SEC and, based on such review and discussion, determines whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing

►  Oversees preparation of the Compensation Committee report required by SEC rules to be included in the proxy statement for the annual meeting of stockholders

All members are independent as defined in the listing standards of the New York Stock Exchange, and meet additional independence requirements for compensation committee members applicable under the New York Stock Exchange listing standards

Compensation Consultant:    The Organization and Compensation Committee retained Veritas Executive Compensation Consultants (Veritas) to advise it on marketplace trends in executive compensation, management proposals for the 2020 compensation program, and executive officer compensation decisions. Additionally, Veritas generally evaluated our equity compensation programs. Veritas also consulted with the Nominating/Corporate Governance Committee about its recommendations to the Board on director compensation. Veritas has been retained for advice on 2021 executive compensation.

Veritas was directly accountable to the Organization and Compensation Committee. To maintain the independence of their advice, Veritas did not provide any services to us other than those described above. In addition, the Organization and Compensation Committee conducted a conflict of interest assessment, considering the six factors below with respect to Veritas and no conflict of interest was identified:

►
The provision of other services to the Group by Veritas;
►
The amount of fees received from the Group by Veritas, as a percentage of total revenue of Veritas;
►
The policies and procedures of Veritas that are designed to prevent conflicts of interest;
►
Any business or personal relationship between the consultants at Veritas with whom the Group work and any members of the Organization and Compensation Committee;

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►
Any of our stock owned by the Veritas consultants; and
►
Any business or personal relationship of Veritas or the Veritas consultants with any of the Group's executive officers.

For a description of the processes and procedures used by the Organization and Compensation Committee for the consideration and determination of executive compensation, see "Compensation Discussion and Analysis" on page 41 in this Proxy Statement.

FINANCE AND CAPITAL INVESTMENT COMMITTEE

FINANCE AND CAPITAL INVESTMENT COMMITTEE	Primary Responsibilities:

Current Members: Terry P. Bayer, Chair Richard P. Magnuson Carol M. Pottenger Lester A. Snow Committee Meetings Held in 2019: 4	► Assists the Board of Directors in fulfilling its oversight responsibilities with respect to the monitoring and oversight of our financial resources, including its capital investment management and rate recovery and resolution planning and processes

►  Assists the Board in reviewing our financial policies, strategies, and capital structure

►  Reviews and make recommendations to the Board for approval, where authority to do so has been delegated by the Board, regarding:

o

long-term financial objectives and policies

o

financing requirements and financing plans

o

the annual dividend plan

o

oversight of the annual operating budgets

o

oversight of the annual capital investment plans including periodic updates on the progress over the annual construction and capital investment programs efforts to increase stockholder value

o

reports received from the employee benefit finance committee

o

other finance matters as appropriate

In addition, the Committee will discuss with management the policies and procedures concerning the major risk exposures and the steps management has taken and/or proposes to take to monitor, mitigate, and control such exposures within the capital investment process.

All members are independent as defined in the listing standards of the New York Stock Exchange.

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NOMINATING/CORPORATE GOVERNANCE COMMITTEE

NOMINATING/CORPORATE GOVERNANCE COMMITTEE	Primary Responsibilities:

Current Members: Richard P. Magnuson, Chair Shelly M. Esque Thomas M. Krummel, M.D. Carol M. Pottenger Patricia K. Wagner Committee Meetings Held in 2019: 4	► Oversees director succession planning and identifies individuals qualified to become Board members

►  Oversees risks related to maters of corporate governance, including director independence and Board performance

►  Recommends to the Board the size, structure, composition, and functioning of the Board and its committees

►  Reviews the compensation of directors for service on the Board and its committees and recommends changes to the Board as appropriate

►  Reviews the Corporate Governance Guidelines annually and recommends changes to the Board

►  Oversees the Company's Code of Business Conduct and Ethics for Directors and compliance with the code

►  Provides oversight of and reviews the Company's strategy, policies, practices, risks, and disclosures with respect to ESG matters, and makes recommendations to management as appropriate

►  Assists management in overseeing internal and external communications with employees, investors, and other stakeholders regarding the Company's position on or approach to ESG matters

All members are independent as defined in the listing standards of the New York Stock Exchange.

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ENTERPRISE RISK MANAGEMENT, SAFETY AND SECURITY COMMITTEE

ENTERPRISE RISK MANAGEMENT, SAFETY AND SECURITY COMMITTEE	Primary Responsibilities:

Current Members: Lester A. Snow, Chair Carol M. Pottenger, Vice Chair Gregory E. Aliff Shelly M. Esque Scott L. Morris Committee Meetings Held in 2019: 2	► Assists the Board in reviewing our enterprise risk management, safety, and security programs, including physical and cyber security

►  Reviews with management our principal risks and the effectiveness of the processes used by management to both identify and analyze major risk, as well as the effectiveness of the programs to manage and mitigate risks

►  Reviews with management our risk assessments, the steps management has taken or would consider taking to minimize such risks or exposures, safeguarding assets, and our underlying policies with respect to risk assessment, risk management, and asset protection

►  Discusses with management current and emerging applicable matters that may affect the business, operations, performance, or public image of the organization or are otherwise pertinent to us and our stakeholders

►  Reviews our Emergency Preparedness program, including emergency response and coordination with authorities

►  Reviews our security programs, including physical and cybersecurity to ensure preventive detection and remedial controls and processes are in place

►  Oversees our compliance with Defense Finance and Accounting Services (DFAS), the National Institute of Standards and Technology (NIST) Cybersecurity framework, and other applicable standards

►  Makes recommendations to the Board and to our senior management with respect to any of the above matters as the Committee deems necessary or appropriate

All members are independent as defined in the listing standards of the New York Stock Exchange.

Other Governance Best Practices

We adopted other practices we believe reflects our commitment to good corporate governance including:

Policies Prohibiting Hedging and Pledging

In accordance with our Insider Trading Policy, our directors and executives are prohibited from (i) hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt; and (ii) pledging their ownership of Group stock.

Executive Compensation Recovery ("Clawback") Policy

Our Board has adopted an executive compensation recovery, or "clawback," policy requiring the reimbursement of excess incentive-based compensation provided to the executives in the event of

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certain restatements of our financial statements. A more detailed description of the Executive Compensation Recovery Policy appears in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Stock Ownership Requirements

Our Board has adopted stock ownership requirements for directors and executives. These stock ownership requirements were adopted to promote a long-term perspective of the organization and to help align the interests of our stockholders, directors, and executives. As of March 31, 2020, 17 of our non-employee directors and executives have met or exceeded their ownership requirements. New directors have five years to meet the requirements and executives must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. A complete description of the stock ownership requirements for directors and executives appears in the "Compensation Discussion and Analysis" section of this Proxy Statement.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Upon the recommendation of the Nominating/Corporate Governance Committee, our Board has nominated for election at the 2020 Annual Meeting of Stockholders a slate of eleven director nominees. All of the nominees, except Mr. Morris and Ms. Wagner, have served as directors since the last Annual Meeting. Mr. Morris and Ms. Wagner were recommended to the Nominating/Corporate Governance Committee by a third-party search firm and elected to our Board effective November 27, 2019. All directors are elected annually to serve until the next Annual Meeting or until their respective successors are elected.

Nominee Qualifications

When an incumbent director is up for re-election, the Nominating/Corporate Governance Committee reviews the performance, skills, and characteristics of such incumbent director before making a determination to recommend the Board nominate him or her for re-election.

The Nominating/Corporate Governance Committee believes that all of the following eleven director nominees listed are highly qualified and have the skills and experience required for membership on our Board. A description of the specific experience, qualifications, attributes and skills that led our Board to conclude that each of the nominees should serve as a director follows the biographical information of each nominee.

Vote Required

Each director must be elected by the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast "FOR" a director nominee exceeds the number of votes cast "AGAINST" that nominee for director.

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Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" the election of each of the following nominees:

Gregory E. Aliff

Independent
Age: 66
Director Since 2015

Committees:

►  Chair, Audit

►  Enterprise Risk Management, Safety and Security

Previous Board Directorships:

►  SCANA Corporation

►  Grid Alternatives

►  United States Energy Association

Current Board Directorship:

►  New Jersey Resources Corp

Retired

 Mr. Aliff is a retired Vice Chairman and Senior Partner, US Energy and Resources, at Deloitte LLP. From 2012 to his retirement in 2015, Mr. Aliff led Deloitte's US Sustainability Services, which focused on industrial and commercial water and energy management. From 2002 to 2012, he led Deloitte's US Energy and Resources practice, where he oversaw all professional services to the sector. Mr. Aliff earned his Bachelor of Science in Accounting and his Master of Business Administration from Virginia Tech. He is a Certified Public Accountant and is a designated Board Leadership Fellow of the National Association of Corporate Directors (NACD). He also holds a CERT Certificate in Cybersecurity Oversight from NACD.

Mr. Aliff brings extensive accounting, auditing, and financial reporting experience to the Board, with specific expertise in both the public utility and energy and resources industries. He has in-depth experience in strategy, enterprise risk management, and regulatory affairs from his many years providing professional services to numerous major utilities. Mr. Aliff's deep understanding of public utility markets and the breadth of experience he has gained from working with public companies make him a valuable resource to the Board.

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Terry P. Bayer

Independent Age: 69 Director Since 2014 Committees: ► Chair, Finance and Capital Investment ► Organization & Compensation ► Audit Previous Board Directorship: ► Apria Healthcare Group, Inc.
Retired

 Ms. Bayer is the former Chief Operating Officer (COO) for Molina Healthcare, Inc., a managed care company that provides solutions to meet the healthcare needs of low-income individuals and families who participate in government programs, including Medicaid, Medicare, and Marketplace. She held that position from 2005 until her retirement in February 2018. She was previously Executive Vice President of Health Plan Operations and also held management positions at Family Health Plan (FHP), Maxicare, Matria Healthcare, and AccentCare, Inc. She holds a Juris Doctor Degree from Stanford University, a master's degree in Public Health from the University of California, Berkeley, and a bachelor's degree in Communication from Northwestern University.

Ms. Bayer brings senior leadership, financial, operational, and public health expertise to the Board from her service as the COO of Molina Healthcare, Inc., a public company. She has many years of experience as an operating executive with a strong focus on government program compliance, public health and administration, as well as customer service. Ms. Bayer's significant background and experience in healthcare supports the Board's efforts in overseeing and advising on employee health matters. Her previous experience as a director of Apria Healthcare Group, Inc. and her compliance and compensation committee memberships also allows Ms. Bayer to contribute to the Board.

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Shelly M. Esque

Independent Age: 59 Director Since 2018 Committees: ► Nominating/Corporate Governance ► Enterprise Risk Management, Safety and Security
Retired

 Ms. Esque, prior to her retirement in 2016, served as Vice President and Global Director of Corporate Affairs at Intel Corporation, a leader in the semiconductor industry, overseeing professionals in more than 35 countries responsible for enhancing Intel's reputation as the world's leading technology brand and corporate citizen. She also served as both president and chair of the Intel Foundation. In her capacity as a leader of Intel's corporate social responsibility, community, education, foundation, and government relations worldwide, Ms. Esque represented Intel at numerous events, including the World Economic Forum, World Bank, UNESCO, and forums promoting women in the workplace.

Ms. Esque received the Greater Phoenix Chamber of Commerce 2011 ATHENA Businesswoman of the Year Award for excellence in business and leadership, exemplary community service, and support and mentorship of other women. She was also recognized by AZ Business Magazine as one of the 50 Most Influential Women in Arizona. Ms. Esque is active on many non-profit boards, including Basis Charter Schools, Take the Lead, and the Boyce Thompson Arboretum, among others.

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Martin A. Kropelnicki

Age: 53 Director Since 2013
President & CEO, California Water Service Group

 Mr. Kropelnicki is President & CEO of the Group. Mr. Kropelnicki joined the Group as Vice President, Chief Financial Officer (CFO) and Treasurer in 2006 and was named the President and COO in 2012. He then was appointed President & CEO of the Group effective September 1, 2013. He has over 30 years of experience in finance and operations, including 15-plus years as CFO at public listed companies and has held executive positions at PowerLight Corporation, Hall Kinion & Associates, Deloitte & Touche Consulting Group, and Pacific Gas & Electric Company. He serves as a director for the Bay Area Council, and the California Foundation on the Environment & Economy, and is a member of the Silicon Valley Leadership Group. Mr. Kropelnicki is the past President of the National Association of Water Companies and currently serves on their Board of Directors. He holds a Bachelor of Arts Degree and Master of Arts Degree in Business Economics from San Jose State University. In 2016, Mr. Kropelnicki was awarded the United States Navy Memorial Fund's Naval Heritage Award. He is the 12th recipient of this award since its inauguration.

Mr. Kropelnicki is well positioned to lead the Group's management team and give guidance and perspective to the Board. His experience as the former CFO of the Group provides expertise in both corporate leadership and financial management. His 15-plus years as a CFO of publicly listed companies and operations management experience enables him to offer valuable perspectives to our corporate planning, rate making, and budgeting along with operational and financial reporting.

Thomas M. Krummel, M.D.

Independent Age: 68 Director Since 2010 Board Committees: ► Chair, Organization & Compensation ► Nominating/Corporate Governance
Emile Homan and Chair Emeritus, Department of Surgery, Stanford University

 Dr. Krummel is a leader in his field. He has been honored with the Henry J. Kaiser Family Foundation Award for Excellence in Clinical Teaching; the John Austin Collins, M.D. Memorial Award for Outstanding Teaching and Dedication to Resident Training; and the Lucile Packard Children's Hospital Recognition of Service Excellence. He is currently Chair of the Board of Directors at The Fogarty Institute for Innovation and serves as a Director of The Morgridge Institute for Research – University of Wisconsin.

Dr. Krummel brings to the Board experience with professional training and development, as well as expertise with medical, public health, and science issues. He offers the Board unique insight on public health matters, including healthcare policy and legislation, drinking water quality, and employee health.

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Richard P. Magnuson

Independent
Age: 64
Director since 1996

Board Committees:

►  Chair, Nominating/Corporate Governance

►  Audit

►  Finance and Capital Investment

Previous Board
Directorships:

►  Rogue Wave Software

►  IKOS System, Inc.

►  OrCAD

Private Venture Capitalist

Mr. Magnuson is a private venture capitalist and our Lead Independent Director. Mr. Magnuson holds an undergraduate degree in economics, a law degree and a master's degree in business administration from Stanford University. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. In addition to his previous public company experience, Mr. Magnuson has served on the boards of several privately held companies. With his legal and venture capital background, Mr. Magnuson brings valuable financial and business strategy expertise to the Board. His past experience on the boards of other public companies, as well as his insight on financial and operational matters, adds value to the Board. His past and current Board service also provides insight on corporate governance practices.

Scott L. Morris

Independent Age: 62 Director Since 2019 Committees: ► Organization & Compensation ► Enterprise Risk Management, Safety and Security Current Board Directorship: ► McKinstry	Chairman, Avista Corporation

Mr. Morris has been Chairman of Avista Corporation, a publicly traded electrical and natural gas utility serving customers primarily in the Pacific Northwest, since January 2008. From January 2008 to October 1, 2019, he also served as Avista's CEO. From January 2008 to January 2018 he served as its President. From May 2006 to December 2007, he served as its President and Chief Operating Officer. Mr. Morris joined Avista in 1981 and his experience at the company includes management positions in construction and customer service and general manager of the company's Oregon utility business. He is a graduate of Gonzaga University and received his master's degree from Gonzaga University in organizational leadership. He also attended the Stanford Business School Financial Management Program and the Kidder Peabody School of Financial Management. Mr. Morris serves on the board of McKinstry and on the Board of Trustees of Gonzaga University. He has served on a number of Spokane nonprofit and economic development boards.

Mr. Morris brings to the Board a deep knowledge and understanding of the utility industry, having spent his entire career in the industry. As a former senior executive, he also contributes senior leadership experience and valuable perspectives on strategy, operations and business management.

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Peter C. Nelson

Age: 72 Director since 1996	Chairman, California Water Service Group

Mr. Nelson is Chairman of the Board of the Group and its subsidiaries. He is a director of the California Chamber of Commerce and a past president of the National Association of Water Companies (NAWC). Mr. Nelson has a strong record of operational and strategic leadership in the public utility business, including his 17-plus years of experience as the former President & CEO of the Group. An engineer by training with a graduate degree in business administration, he gained extensive senior executive experience at Pacific Gas & Electric Company. He has a vast understanding of the water industry from his role as the former President & CEO of the Group and from his leadership roles representing the water profession nationally at NAWC as well as in California at the State Chamber of Commerce.

Carol M. Pottenger

Independent Age: 64 Director Since 2017 Committees: ► Vice Chair, Enterprise Risk Management, Safety and Security ► Finance and Capital Investment ► Nominating/Corporate Governance	Principal and Owner, CMP Global, LLC

As principal and owner of CMP Global LLC, Ms. Pottenger's organization, which was founded in 2014, provides consulting services in business development, process improvement, corporate governance, strategic planning, and cyber and information systems. The first female three-star Admiral in American history to lead in a combat branch, Ms. Pottenger commanded two ships, a logistic force of 30 ships, a Japan-based strike-group of 8 ships, and the Expeditionary Force of 40,000 sailors during her 36 years in the U.S. Navy before retiring in 2013. She was also the senior U.S. Flag Officer responsible for military transformation and sensitive military topics such as counterterrorism and cyber security while on assignment with NATO.

Ms. Pottenger brings unique experience to the board, ranging from operations to technology to risk management. A graduate of Purdue University in Lafayette, Indiana, she also serves on various private, defense, and non-profit boards, including the U.S. Navy Memorial Foundation in Washington, D.C. and PricewaterhouseCoopers LLP Board of Partners and Principals.

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Lester A. Snow

Independent Age: 68 Director Since 2011 Committees: ► Chair, Enterprise Risk Management, Safety and Security ► Finance and Capital Investment ► Organization & Compensation	Retired

Mr. Snow has served as Secretary of the California Natural Resources Agency, Director of the California Department of Water Resources, Regional Director of the U.S. Bureau of Reclamation, Executive Director of the CALFED Bay Delta Program, and General Manager of the San Diego County Water Authority. He served as Executive Director of the California Water Foundation, an initiative of the Resources Legacy Fund, and serves on the board of the Klamath River Renewal Corporation. He holds a Master of Science Degree in Water Resources Administration from the University of Arizona and a Bachelor of Science Degree in Earth Sciences from Pennsylvania State University.

Mr. Snow brings more than 30 years of water and natural resource management experience to the Board. His distinguished public service career enables him to assist the Board in addressing water and environmental issues as well as regulatory and public policy matters. Mr. Snow's executive experience in the public sector provides the Board with critical insight on a variety of operational and financial matters.

Patricia K. Wagner

Independent Age: 57 Director Since 2019 Committees: ► Audit ► Nominating/Corporate Governance Previous Board Directorship: ► SoCalGas Current Board Directorship: ► Apogee Enterprises	Retired

Ms. Wagner, prior to her retirement in 2019, served as Group President, U.S. Utilities for Sempra Energy, an energy-services holding company whose subsidiaries include San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas), both California regulated utilities, as well as other companies operating in the electric and gas infrastructure business. Prior to her role as Group President, from 2017 to 2018 she served as Chairman and Chief Executive Officer of SoCalGas, one of the largest natural gas utilities in the country. She served as Executive Vice President of Sempra Energy in 2016, and as President and Chief Executive Officer of Sempra U.S. Gas & Power from 2014 to 2016. During her 24-year career in the utility sector, Ms. Wagner held a range of other leadership positions, including: Vice President of Audit Services for Sempra Energy; Vice President of Accounting and Finance for SoCalGas; Vice President of Information Technology for SoCalGas and SDG&E; and Vice President of Operational Excellence for SoCalGas and SDG&E. Ms. Wagner is currently a director of Apogee Enterprises, Inc., a public company that designs and develops commercial glass and metal products. Ms. Wagner earned her Master of Business Administration from Pepperdine University and a bachelor's degree in chemical engineering from California State Polytechnic University, Pomona.

Ms. Wagner has immense working knowledge and familiarity with the California regulatory environment and has worked with the California Public Utilities Commission. Her deep understanding of regulatory affairs and experience working for an investor-owned utility make her a valuable asset to the Group. She also brings valuable accounting and finance, senior leadership and operational experience to the Board.

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Director Compensation

For Fiscal Year Ended 2019

Our non-employee directors receive retainers comprised of both a cash award and an equity award along with meeting fees for their service. The Nominating/Corporate Governance Committee is responsible for non-employee director compensation and makes recommendations to the Board. For 2019, the Nominating/Corporate Governance retained the services of Veritas for determining non-employee director compensation.

Our 2019 director compensation program is summarized in the table below:

2019 Director Compensation Program
Board Retainers:
Annual Base Retainer – All Directors	$63,600

Chairman of the Board Retainer	$60,000

Lead Director Retainer	$22,000

Committee Chair Retainers:
Audit Committee Chair Retainer	$18,000

Organization and Compensation Committee Chair Retainer	$13,500

Nominating/Corporate Governance Committee Chair Retainer	$12,500

Finance and Risk Management Committee Chair Retainer	$10,000

Enterprise Risk Management, Safety and Security Committee Chair Retainer	$11,000

Enterprise Risk Management, Safety and Security Committee Vice Chair Retainer	$5,500

Board/Committee Meeting Attendance Fees:
Chairman of the Board – Board Attendance Fee	$4,600

All other Directors – Board Attendance Fee	$2,300

Chairman of the Board – Committee Attendance Fee	$1,800

All other Directors – Committee Attendance Fees	$1,800

Equity:
Annual RSA Equity Grants(1)	$80,000

(1)
In 2019, non-employee directors received grants of restricted stock valued at $80,000 as the Board retainer. The restricted stock grants were made on March 5, 2019, and were fully vested on the first anniversary of the grant date.

In September of 2019, Veritas provided assistance to the Nominating/Corporate Governance Committee in the annual review of director compensation, with recommendations based on competitive positioning, both in terms of individual compensation components and total compensation. With consideration for this review, the Nominating/Corporate Governance Committee approved increases to the foregoing amounts, effective January 1, 2020, as follows:

►
Non-employee directors will receive an annual base retainer of $65,500 (an increase from $63,600 in 2019) and a grant of restricted stock valued at $87,500 (an increase from $80,000 in 2019)
►
Chair retainers for the Audit Committee, the Organization and Compensation Committee, the Nominating/Corporate Governance Committee, Finance and Capital Investment Committee, and the Enterprise Risk Management, Safety and Security Committee will be unchanged, at $18,000, $13,500, $12,500, $10,000, and $11,000, respectively
►
The vice chair retainer for the Enterprise Risk Management, Safety and Security Committee will be unchanged at $5,500
►
Board and committee meeting fees for the chairman and other non-employee directors will remain unchanged for 2020

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►
The chairman will receive a Board retainer of $65,500 and a chairman retainer of $60,000 for 2020
►
The lead director will receive a $25,000 retainer (an increase from $22,000 in 2019) due to continued increased responsibilities, including stockholder engagement

The Board of Directors requires non-employee directors to maintain a certain amount of stock ownership consistent with our stock ownership requirements. Pursuant to the Group's Corporate Governance Guidelines, available on the Group's website at http://www.calwatergroup.com, beneficial ownership of an aggregate amount of shares having a value of five times the amount of the annual base retainer is required. Non-employee directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. The Nominating/Corporate Governance Committee will review compliance with these requirements for non-employee directors on an annual basis.

Directors may elect to defer cash compensation payable to them under the Group's deferred compensation plan in the same manner as applicable to the Group's executives as described above. In addition, the Group maintains a Director Retirement Plan for the benefit of its non-employee directors, which was closed to new participants in December 2005. Under the Director Retirement Plan, a director who participates in the plan and retires after serving on the Board for a total of five or more years will receive a retirement benefit equivalent to $22,000 per year. This benefit will be paid for the number of years the director served on the Board, up to 10 years. Mr. Magnuson was a participant in the plan and thus continued to accrue benefits thereunder. In 2019, under this program, Mr. Magnuson received a lump sum payout of $119,461, the present value of the accumulated benefits. There are no other active directors entitled to benefits under the plan.

Non-Employee Director Compensation

Name (a)	Fees Earned or Paid in Cash($) (b)	Stock Awards ($)(2)(3) (c)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings($) (f)	Total($) (h)
Peter C. Nelson(1)	$190,200	$82,098	$—	$274,098
Chairman

Richard P. Magnuson	142,200	82,098	—	242,298
Lead Director

Gregory E. Aliff	122,100	82,098	—	204,198

Terry P. Bayer	112,700	82,098	—	194,798

Shelly M. Esque	91,500	82,098		173,598

Thomas M. Krummel, M.D.	114,000	82,098	—	196,098

Scott L. Morris	12,900	13,000	—	25,900

Carol M. Pottenger	99,683	82,098		181,781

Lester A. Snow	109,167	82,098	—	191,265

Patricia K. Wagner	12,900	13,000	—	25,900

(1)
Mr. Nelson's retainer consists of $60,000 for his role as Chairman of the Board.

(2)
Amounts reflect the full grant date fair value of each RSA granted in 2019 to the non-employee directors, calculated in accordance with FASB ASC Topic 718, disregarding estimates for forfeitures. Assumptions used in the calculation of these amounts are included in footnote 12 of Group's annual report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2020.

(3)
At the end of 2019, the aggregate number of RSAs held by each current non-employee director was as follows: Peter C. Nelson, 1,739; Gregory E. Aliff, 9,285; Terry P. Bayer, 12,869; Shelly M. Esque, 2,692; Dr. Thomas M. Krummel, M.D., 23,290; Richard P. Magnuson, 11,750; Scott L. Morris, 254; Carol M. Pottenger, 4,211; Lester A. Snow, 16,620; Patricia K. Wagner, 254.

28    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Ownership of Directors and Executive Officers

Our Corporate Governance Guidelines, available on the Group's website at http://www.calwatergroup.com, include the stock ownership requirements for non-employee directors and executive officers. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executive officers. A more complete description of the stock ownership requirements appears in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. Executives must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved.

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    29

The following table shows the common stock ownership of our directors and executives as of March 31, 2020. All directors and executives have sole voting and investment power over their shares (or share such powers with their spouses).

Name	Common Stock Beneficially Owned(*)
Gregory E. Aliff Director	11,337

Terry P. Bayer Director	14,499

Shannon C. Dean Executive Officer	13,216

Shelly M. Esque Director	4,357

David B. Healey Executive Officer	16,040

Martin A. Kropelnicki Director and Executive Officer	90,211

Thomas M. Krummel, M.D. Director	27,241

Robert J. Kuta Executive Officer	10,949

Michael B. Luu Executive Officer	14,286

Richard P. Magnuson Director	56,288

Michael S. Mares, Jr. Executive Officer for California Subsidiary	2,661

Lynne P. McGhee Executive Officer	24,461

Greg A. Milleman Executive Officer for California Subsidiary	2,160

Scott L. Morris Director	1,884

Michelle R. Mortensen Executive Officer	6,953

Peter C. Nelson Director and Retired Executive Officer	16,098

Elissa Y. Ouyang Executive Officer	4,947

Todd K. Peters Executive Officer for California Subsidiary	1,242

Carol M. Pottenger Director	5,841

Gerald A. Simon Executive Officer	6,161

Thomas F. Smegal III Executive Officer	41,071

Lester A. Snow Director	20,015

Paul G. Townsley Executive Officer	22,651

Ronald D. Webb Executive Officer	17,605

Patricia K. Wagner Director	1,884

All directors and executives as a group	434,058

*
To our knowledge, as of March 31, 2020, all directors and executives together beneficially owned an aggregate of approximately 1.0% of outstanding common shares. No one director or executive beneficially owns more than 1.0% of outstanding common shares.

30    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

2019 Say-on-Pay Vote and Stockholder Outreach

Our Board and management value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to long-term stockholder value. For fiscal year 2019, we received 94% of the votes cast on the Say-on-Pay advisory vote taken at the 2019 Annual Meeting of Stockholders (Say-on-Pay). The Committee recognizes that best practices in executive compensation continue to evolve and we strongly believe in soliciting feedback from stockholders to better understand their perspectives, to receive their input on our business strategy and execution, and to gather feedback regarding other matters of investor interest. Additionally, management engages regularly with investors at conferences and other forums.

Through stockholder feedback, we have observed the following:

►
Stockholders have shared favorable views of our executive leadership team, including each of the named executive officers, and the alignment between pay and performance.

►
Stockholders understand the drivers of the non-cash change in pension, which represented a large non-cash portion of the reported total compensation for our CEO and did not see the reported amount as a risk factor that influenced their Say-on-Pay vote. Instead, stockholders tended to focus on changes in our CEO's pay excluding the actuarial change in pension value. As such, we have added a column to the right of the Summary Compensation Table to show the total compensation of our named executive officers subtracting out the actuarial changes in pension value from the total compensation figure required to be reported, and we have added additional information in the Compensation Discussion and Analysis to provide context for the change in pension value.

►
Stockholders expressed that they would generally prefer to see less overlap in the performance metrics used in our short-term and long-term incentive compensation programs. In response to this feedback we made a number of changes to the performance criteria used for our 2019 incentive compensation programs:

  o
  The performance-based RSUs granted to all officers in 2019, as part of our long-term incentive program, will vest based upon our achievement with respect to three different performance metrics over a three-year period from 2019 to 2021. These performance metrics are based upon three-year return on equity, three-year cumulative growth in stockholder's equity and a third metric tied to the implementation, by the end of the performance period, of certain customer service-related initiatives.

  o
  In contrast, our 2019 short-term incentive program will continue to be based upon the achievement of performance criteria related to the following, measured over fiscal year 2019: water quality, earnings per share, utility plant investment, emergency preparedness and workplace safety metrics, and customer service metrics (which are different from the customer service-related initiatives on which the performance-based long-term incentive RSUs are measured).

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    31

Ownership of Largest Stockholders

As of December 31, 2019, our records and other information available from outside sources indicated that the following stockholders were the beneficial owner of more than five percent of the outstanding shares of our common stock.

The information below is as reported in filings made by third parties with the SEC. Based solely on the review of our stockholder records and public filings made by the third parties with the SEC, we are not aware of any other beneficial owners of more than five percent of the common stock.

Class	Beneficial Owner	Number of Shares of Common Stock	Percent of Class
Common	BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	7,681,110	16.0%

Common	The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	5,727,390	11.89%

Common	State Street Corporation(3) One Lincoln Street Boston, MA 02111	3,922,734	8.15%

(1)
BlackRock, Inc. has sole voting power over 7,539,109 shares and sole investment power over 7,681,110 shares as of December 31, 2019, as filed on SEC Schedule 13G/A.

(2)
The Vanguard Group, Inc. has sole voting power over 111,167 shares; sole investment power over 5,615,344 shares; shared voting power over 20,269 shares; and shared investment power over 112,046 shares as of December 31, 2019, as filed on SEC Schedule 13G/A.

(3)
State Street Corporation ("State Street") has shared voting power over 3,586,945 shares, shared investment power over all 3,922,734 shares, and no sole voting power or sole investment power over any shares. SSGA Funds Management, Inc., a wholly owned subsidiary of State Street, has shared voting power over 2,470,441 shares, shared investment power over 2,488,014 shares, and no sole voting power or sole investment power over any shares. This information is as of December 31, 2019, as filed on SEC Schedule 13G.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, executive officers, and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership, and changes in ownership of our securities. Based solely on its review of the copies of forms furnished to the Group, or written representations that no annual forms (SEC Form 5) were required, the Group believes that for fiscal year ended December 31, 2019, our directors and executive officers filed all reports on a timely basis.

32    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

CORPORATE CITIZENSHIP AND ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRACTICES

Since our founding more than 90 years ago, we have been committed to enhancing the quality of life for our customers, communities, employees, and stockholders. Highlights of our corporate citizen, environmental and social programs are summarized below.(1)

Our People

We believe that if we take care of our employees, they can be our best ambassadors. We are committed to attracting and retaining skilled experts in their fields and creating a workplace where employees can continually grow and realize more fulfilling and productive careers. As an employer dedicated to maintaining an inclusive and diverse workforce, we are able to expand the pipeline of technical talent, both for Cal Water and the industry at large.

(1)
Statistics and metrics included in this "Corporate Citizenship and Environmental, Social and Governance Practices" section are estimates and may be based on assumptions or developing standards. Company goals are aspirational and not guarantees or promises that all goals will be met.

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Our Environmental Footprint

We are committed to meeting the needs of our customers now and in the future. By operating in a way that does not compromise our ability to meet the needs of future generations, and applying the same standards to our suppliers, we bring shared value to customers, stockholders, and employees. We provide a life-sustaining, finite natural resource, and as such, have historically operated using sound environmental practices; today, we utilize an Environmental Management System that mirrors ISO 14001, and our efforts are focused on the three areas where we can make the greatest difference while continuing to provide affordable water and wastewater services: water quality and reliability; conservation; and efficient, sustainable operations.

Water Quality and Reliability

►
We invest diligently in our water system infrastructure, thereby reducing the amount of water lost to leaks and water line failures.
►
We develop 20-year supply plans for each region and regularly assess water supplies.
►
We operate water wells responsibly to avoid negatively impacting groundwater supplies.
►
We work cooperatively with government agencies to operate our large watershed in a way that protects and restores the natural environment for native plants and animals.
►
Where possible, as one of California's largest retailers of recycled water, we supplement our supplies with alternative resources, such as recycled and desalinated water.
►
We strive to meet or exceed all environmental standards that relate to water and wastewater operations.
►
We take an active role in cleaning up aquifers and holding polluters accountable.

Conservation

►
Our water sales have been decoupled from profits since 2008, allowing us to aggressively pursue conservation programs.
►
Our tiered rates are designed to encourage conservation.
►
We provide rebates, high-efficiency plumbing fixtures, and educational materials to help customers conserve.
►
We provide direct-installation programs (new toilets, showerheads, faucet aerators) to low-income and high-usage customers.
►
We promote conservation through ongoing outreach programs and a variety of channels within the communities we serve, including a partnership with the North American Association for Environmental Education on a conservation-based, classroom competition program called the "Cal Water H20 Challenge."

Efficient Operations

►
We strive to use energy as efficiently as possible and use alternative energy where it makes sense to operate water facilities, including pumps, generators, and water storage tank mixing systems.
►
We consider "green" vehicles when adding to our fleet.
►
We utilize cost-effective, "green" design and building techniques at our facilities.

34    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

►
We use technology to automate business processes and reduce waste streams.
►
We demonstrate native, water-efficient landscaping in our communities.

Distribution Network Efficiency	Water main replacements in 2019: ▸ Replaced 145,881 feet of main, 0.47% of main in California ▸ Invested $274 million Volume of non-revenue water losses: ▸ 17,916 thousand cubic meters
Drinking Water Quality	Number of drinking water violations for: (in CA,WA, NM, and HI) ▸ Acute health-based standards: Zero ▸ Non-acute health-based standards : Zero ▸ Non-health-based standards : 2 procedural Strategies to manage drinking water contaminants of emerging concern: ▸ Closely monitoring changes in the regulatory environment ▸ Participating in water industry organizations and work groups ▸ Proactive water quality monitoring ▸ Data trending ▸ Research and pilot testing
Effluent Quality Management	Number of incidents of non-compliance from water effluent quality permits, standards, and regulations: ▸ Zero Strategies to manage effluents of emerging concern: ▸ Environmental and Water Quality departments working closely to identify how maximum contaminant levels for compounds can affect effluent quality ▸ Identifying on an industry-wide level the best available treatment options and technology used to mitigate effluent discharges ▸ Communicating constituent management strategies (i.e. watershed approaches, advanced wastewater treatment, point-of-use treatment, education) to our suppliers ▸ Engaging our regulatory partners early to address any risks of discharging, the cost of compliance, and timeliness for issuance of water discharge permits. ▸ Actively training employees on emergency response and spill management
Energy Management	Total energy consumed in 2019: ▸ 550,570 gigajoules across California, Hawaii, New Mexico, and Washington operations • California: 451,856 gigajoules • Hawaii: 93,615 gigajoules • New Mexico: 3,822 gigajoules • Washington: 1,277 gigajoules ▸ Percentage of energy from grid electricity (defined as electricity provided by the default power provider): • California: 65.5% • Hawaii: 99.15% • New Mexico: 100% • Washington: 100% ▸ Percentage of energy from renewable sources (excludes renewable energy provided by default power provider):* • California: 34.5% • Hawaii: 0.85% • New Mexico: 0% • Washington: 0% * In 2019, default power providers estimated 37% renewable generation in California, 37% in Hawaii, 15% in New Mexico, and 9% in Washington

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Water Affordability and Access

This table represents the typical monthly water bill for residential customers with 10 Ccf of water delivered per month, based on 5/8" meter. It does not include surcharges/credits and taxes.

DISTRICT	BILL ($)*
Bakersfield	$36.64

Bay Area Region	$82.63

Bear Gulch	$93.84

Chico	$31.38

Dixon	$65.31

Dominguez	$52.81

East Los Angeles	$58.51

Hermosa-Redondo	$57.18

Kern River Valley	$104.69

Livermore	$57.55

Los Altos	$72.82

Los Angeles Region	$68.17

Marysville	$52.05

Monterey Region	$51.82

Oroville	$60.86

Selma	$39.61

Stockton	$52.60

Visalia	$25.01

Westlake	$73.31

Willows	$60.76

*  Based on tariffs effective as of Dec. 31, 2019

36    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

End-Use Efficiency

Customer water savings from efficiency measures, by market.

DISTRICT	ANNUAL SAVINGS (in cubic meters)	LIFETIME SAVINGS (in cubic meters)
Antelope Valley	814.10	11,903.08

Bakersfield	83,235.23	1,112,142.57

Bear Gulch	29,492.51	417,138.27

Chico	35,721.58	587,494.19

Dixon	2,170.92	26,680.17

Dominguez	58,059.90	856,750.54

East Los Angeles	53,286.34	908,840.40

Hermosa-Redondo	39,890.74	687,332.06

Kern River Valley	2,392.95	26,038.76

King City	2,417.62	41,679.29

Livermore	45,540.08	764,597.25

Los Altos	37,547.13	627,162.91

Marysville	5,044.93	90,537.43

Mid-Peninsula	58,824.66	963,754.93

Oroville	1,603.52	25,323.34

Palos Verdes	58,985.01	808,669.49

Redwood Valley	752.42	12,507.49

Salinas	85,751.53	1,560,845.59

Selma	12,495.15	161,450.20

South San Francisco	58,010.56	1,018,336.42

Stockton	52,176.20	781,397.25

Visalia	42,641.40	640,805.19

Westlake	5,427.31	76,068.71

Willows	49.34	629.07

2019 TOTAL	772,331.17	12,208,084.60

*
Rates for all metered customers, both residential and non-residential, are based on a conservation-oriented rate design. Remaining flat-rate customers will be converted to meters by 2025.

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    37

Carbon Emissions

Our 5-year emissions trend had decreased annually since 2015 from 20,311 to 13,768 metric tons in 2019 resulting in a total emissions reduction of 32%.

Strategies to Decrease Fuel Emissions:

►
 Implemented commuter benefits program, focusing on public transportation and ridesharing

►
Using hybrid, electric, and smaller vehicle models where possible

Community Choice Aggregators:

►
12 Cal Water districts use CCAs with a higher percentage of emissions-free power content

►
We utilize: Peninsula Clean Energy (86% emissions-free), Sonoma Clean Power (87% emissions-free), and Silicon Valley Clean Energy

Strategies to Decrease Electricity Emissions:

►
 Increasing use of community choice aggregators

►
 Identifying renewable options with energy providers

►
 Installing renewable energy infrastructure

Social Responsibility

We know that the decisions we make affect our customers, communities, employees, and stockholders. In every goal, strategic priority, and business objective we are guided by our commitment to do the right thing and enhance the quality of life for our stakeholders.

The following are a few significant initiatives completed in 2019.

Management Policies, Systems, and Disclosure

California Consumer Privacy Act

Cal Water is in compliance with the provisions of the California Consumer Privacy Act (CCPA), which enhances consumer privacy rights and protections. A few components of this effort include:

►
 Identifying customer personal identifiable information (PII) data collected, where it resides, and which suppliers have access to any PII

►
 Creating processes to enable customers to manage their PII data online and by phone

38    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

►
 Updating policies related to data use, data sharing, and privacy, and training employees on CCPA compliance with customers

►
 Tracking consent of use through our Customer Care and Billing database

Ethical Sourcing/Supply Chain Standards

Supplier Code of Conduct

In 2019, Group updated our Supplier Code of Conduct, which explicitly requires vendors doing business with us to operate responsibly and ethically. It includes, in part:

►
 Refraining from conflicts of interest

►
 Ensuring a safe workplace

►
 Managing environmental risks and conserving natural resources

►
 Protecting human rights, and encouraging them to interact with employees and communities in a manner consistent with the UN Guiding Principles to Business and Human Rights

►
 Prohibiting slave, child, or otherwise forced labor, and encouraging the same throughout their supply chain

Corporate Governance

We are committed to objective, independent leadership for our Board and each of its committees. In addition, our Board believes the active, objective, and independent oversight of management is central to effective Board governance, and serves the best interests of all stakeholders, including customers, stockholders, regulators, suppliers, associates and the general public. We work hard to ensure we employ best practices, including:

►
A Code of Ethics and insider trading policy published online for the board, management, and employees

►
A business Code of Conduct for all employees published on our web site

►
A separate Code of Supplier Conduct published on our web site for all potential suppliers, which includes, among other subjects, ensuring proper conduct related to child and forced labor and doing business in a way that reduces environmental impacts

►
 Clawback and anti-hedging policies for executives

►
A separate Board of Directors committee for risk management

►
An expanded role for our Board's independent lead director

►
An annual "say on pay" stockholder vote on executive compensation

►
 Discussions of non-financial targets in our proxy statement, which also includes our executive compensation plan

►
 Majority voting for electing new Board directors

►
 Corporate Governance Guidelines and Committee charters to promote proper oversight

►
 Internal controls to promote complete and accurate financial reporting

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    39

►
A formal bonding policy developed in 2017

►
 Multiple channels for employees to report concerns, either through management or Human Resources, or through quarterly questionnaires conducted in accordance with the Sarbanes-Oxley Act's Section 302

►
A confidential risk/ethics hotline as another protected avenue for employees to report related concerns

The following are new and changed responsibilities within the committees of the Board of Directors.

Enterprise Risk Management, Safety, and Security Committee (founded in 2019)

►
 Assesses principal risks arising out of our businesses, including operations and facilities, and guides mitigation and management to reduce exposure and risk

►
 Reviews goals, programs, policies, and practices to promote culture of employee and public safety, both in daily activities and emergencies

►
 Oversees adequate safeguarding of all company assets, including both physical and cyber security

Nominating/Corporate Governance Committee Scope

►
 Committee now oversees strategies, policies, and practices related to environmental and social responsibility, and sustainability issues and impacts

40    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation

In this section, we describe our executive compensation philosophy and program that supports our strategic objectives and serves the long-term interests of our shareholders. We also discuss how our President & Chief Executive Officer, Chief Financial Officer, and other Named Executive Officers (our NEOs) were compensated in 2019 and describe how their compensation fits within our executive compensation philosophy. For fiscal 2019, our NEOs were:

Name	Title
Martin A. Kropelnicki	President & CEO

Thomas F. Smegal III	Vice President, Chief Financial Officer

Paul G. Townsley	Vice President, Corporate Development and Chief Regulatory Officer

Robert J. Kuta	Vice President, Engineering and Chief Water Quality and Environmental Compliance Officer

Lynne P. McGhee	Vice President, General Counsel

Table of Contents		Page
This CD&A is organized as follows:

1	2019 Compensation Overview	41

2	NEO Compensation Components and Pay Mix	42

3	Executive Compensation Governance and Process	42

4	2019 Performance Goals & Performance	45

5	Other Compensation Programs and Policies	63

1    2019 Compensation Overview

Executive Compensation Philosophy and Framework

Our executive compensation programs are designed to attract, motivate and retain key officers with the ultimate goal of generating strong operating results and creating long-term alignment with our stockholders and customers. We reward for excellent job performance, overall leadership, long-term results, and provide for fair, reasonable, and competitive total compensation.

Our executive compensation programs are built upon the following framework:

►
Pay for performance by aligning officer compensation to pre-established, quantifiable performance goals
►
Use performance metrics that are understandable and are tied to key performance indicators; all of our officers have the ability to make an impact
►
Provide competitive pay to attract and retain highly-qualified officers
►
Align management interests with the long-term interests of our customers and stockholders
►
Establish performance goals that are aligned with our organizational strategy
►
Maintain a one-team approach, meaning all eligible officers and department heads share the same performance targets and compensation plan

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    41

Our officer team's 2019 performance demonstrates our commitment to delivering value to our stockholders and customers, with strong performance on both financial and non-financial measures. This resulted in 136.5% achievement of target for the short-term incentive compensation plan and 143% achievement of target and payout for the long-term performance-based equity grant for performance period 2017 - 2019.

2    NEO Compensation Components and Pay Mix

Our officers' total direct compensation is heavily weighted towards performance and appropriately balances officer focus on our short- and long-term priorities with annual and long-term rewards. Consistent with our compensation philosophy, our total compensation program was developed by taking into account competitive market data, as well as a variety of additional factors including individual experience, tenure, performance and leadership, Group performance, and internal equity among the officers. Our compensation decisions for 2019 are outlined below.

Elements of Compensation

Base salary

We believe it is important to drive strong performance with respect to traditional measures of success in the utilities industry. For 2019, as well as 2018, base salaries for NEOs were increased for the cost of living and, in some cases, performance. This is intended to compensate NEOs for job performance and overall leadership while maintaining salaries within the "competitive range" of the market data. This market data is updated annually by our independent compensation consultant retained by the board.

Name	2018 Base Salary	2019 Base Salary	Percent Increase	2020 Base Salary	Percent Increase
Martin A. Kropelnicki	$958,000	$987,000	3.0	$1,021,545	3.5

Thomas F. Smegal III	442,000	457,500	3.5	475,800	4.0

Paul G. Townsley	391,000	405,000	3.6	419,500	3.6

Robert J. Kuta	334,000	347,500	4.0	360,000	3.6

Lynne P. McGhee	304,000	319,500	5.1	345,500	8.1

Short-term Performance Incentive Award Opportunity

For 2019, the target opportunity for short-term incentives was 100% of salary (unchanged from 2018) for our President & CEO, and 30% of base salary (from 25% in 2018) for all other officers. The payout ranges from 0% to 200% of target, based on actual performance.

Performance and Time-Based Equity Compensation

Grant values for 2019 were unchanged from 2018, 2017, and 2016. For 2019, the Organization & Compensation Committee set the target total value for the equity compensation awards at $575,000 for our President & CEO, $150,000 for the Group's vice presidents, and $90,000 for all other NEOs. Fifty percent of equity compensation awards are in the form of time-based RSAs vesting over three years, and fifty percent are in the form of performance-based RSUs with a three-year performance period and vesting 0% to 200% based on performance of each metric. Each year of the performance period is aggregated to attain the three-year performance period's final achievement.

3    Executive Compensation Governance and Process

Role of the Organization and Compensation Committee

We are committed to the highest standards of compensation governance. We design and administer our executive compensation program to motivate, retain, and focus key officers to drive our strategy, generate strong operating results, and deliver solid, long-term returns to our stockholders and

42    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

customers. Our compensation programs are also intended to align the interests of our leadership team with our stockholders and customers and to promote our pay-for-performance culture and philosophy.

Comprised entirely of independent outside directors, the Organization & Compensation Committee (Committee) is responsible for overseeing our compensation programs for officers and officer succession. The Committee recommends to the Board compensation levels and incentive performance objectives for officers for the 12-month period beginning January 1 of each year. These objectives align with stockholder and customer interests and support our long-term growth and health of the Company. The Committee starts its planning and review process in February of each preceding year and generally concludes its process in November. After year-end results are final, the Committee reviews the achieved results for the prior year, certifies the achievement of each goal, approves payment of incentive compensation as certified, and approves the incentive compensation targets for the current year.

The following summary outlines the key features of our officer compensation program:

WHAT WE DO	WHAT WE DON'T DO
We pay for performance with compensation in the form of annual short-term performance-based incentives, as well as award 50% of long-term equity incentive compensation in the form of restricted stock units (RSUs) subject to performance-based vesting criteria over a three-year period.

  We retain an independent compensation consultant who reports to the Organization and Compensation Committee.

  We hold an annual "say-on-pay" advisory vote.

  We require stock ownership with minimum holding requirements for all directors and officers to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers.

  We cap individual payouts for short-term performance-based incentive and long-term equity incentive compensation plans.

  We have an officer compensation recovery ("clawback") policy requiring the reimbursement of excess incentive-based compensation provided to the Group's officers in the event of certain restatements of the Group's financial statements.

We limit perquisites; the Group does provide officers with only limited perquisites consisting of a company vehicle with related excess liability insurance.

  We do not provide tax gross-ups on perquisites or other personal benefits.

  We do not provide employment agreements; other than participation in the Executive Severance Plan, none of our officers are party to individual employment or severance agreements.

  We do not provide single-trigger change in control benefits; the Group's Executive Severance Plan provides for change in control severance benefits upon a termination of employment following a change in control; the Group's equity incentive plan does not require single-trigger vesting acceleration upon a change in control.

  We do not allow hedging and pledging of Group stock; the Group's directors and officers are prohibited from hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt, in accordance with the anti-hedging prohibition in our insider trading policy; directors and officers are also prohibited from pledging their ownership of Group stock in accordance with an anti-pledging provision in our insider trading policy.

Total Compensation Factors

Each year the Organization & Compensation Committee reviews, assesses, and recommends to the full Board all compensation for our officers after determining that the compensation for these individuals is competitive relative to companies of comparable size, complexity, location, and business nature (see below for additional discussion of this comparison). With respect to 2019 compensation decisions, the Committee engaged Veritas Executive Compensation Consultants (Veritas) as its independent executive compensation consultant.

Under the terms of its engagement, Veritas reports directly to the Committee; the Committee has sole authority to retain, terminate, and approve the fees paid to Veritas; and Veritas may not be engaged to provide any other services to us without the approval of the Committee. Other than its engagement by the Committee, Veritas does not perform any other services for the Group. The Committee believes having an independent evaluation of compensation is a beneficial tool for the

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    43

Committee, the Group, and stockholders. The Committee retained Veritas for several purposes, including:

►
Constructing and reviewing compensation comparisons from readily available published survey and public filings data
►
Performing a competitive assessment of the compensation programs, practices, and levels for directors and officers
►
Reviewing our compensation plans relative to the plans of our proxy peer group

The Committee made a number of compensation recommendations, including those pertaining to the officers that were based on the competitive assessments provided by and through consultation with Veritas. The Committee's recommendations were made, however, entirely by the Committee, in its sole discretion.

The total compensation level for each officer is based on one or more of the following factors:

►
The individual's duties and responsibilities within the Group
►
The individual's tenure and experience
►
The compensation levels for the individual's peers within the Group
►
Compensation levels for similar positions based on a review of published compensation surveys
►
The levels of compensation necessary to retain, motivate, and recruit officers

In order to determine competitive compensation practices for 2019, the Committee relied, in part, on published survey compensation data, as well as proxy data for individual companies. The individual companies are referred to in this proxy statement as the "Peer Group." The Peer Group includes companies that are generally highly regulated public gas, water, or multi-utility-based organizations with one-half to two times the annual revenue size of the Group. In addition, a portion of the Peer Group is subject to unique California statutes similar to the Group.

On November 20, 2019, the Committee approved the following companies for inclusion in the 2019 Peer Group for determining competitive compensation levels. There were no additions or changes to the Peer Group from 2018.

Allete, Inc.	Northwest Natural Gas Company

American States Water Company	NorthWestern Corp.

Aqua America, Inc.	Otter Tail Corporation

Avista Corporation	Ormat Technologies

Black Hills Corp.	PNM Resources

Chesapeake Utilities Corp.	Portland General Electric

El Paso Electric	San Jose Water Company

MGE Energy	South Jersey Industries, Inc.

To properly advise the committee, Veritas utilized data from these sources to compile the competitive pay information comparing each officer's compensation to market levels for his/her executive position.

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After consideration of the competitive data, the Committee makes decisions regarding each individual officer's target total compensation opportunities based on the Group and individual performance and the need to attract, motivate, and retain an experienced and effective management team. The Committee examined the relationship of each officer's base salary, long-term equity incentives, short-term incentive awards, and total compensation to the competitive data from several perspectives by reviewing the following:

►
The competitive data without any adjustments
►
Annual incentive or bonus valued at 50% of median of the market competitive data
►
The lower range of 20% below the median of the market competitive data
►
Target total direct compensation reduced by 20% from the median of the market competitive data
►
Actual short-term incentive compensation reduced by 20% from the median of the market competitive data

In making compensation recommendations for the 2019 fiscal year for the officers, the Committee's general objective was to set total compensation within a "competitive range" for each officer's position based on the competitive data. The Committee considers the "competitive range" to mean that compensation levels are within plus or minus 20% of the median compensation levels as determined by reference to the competitive data. Actual compensation decisions for the officers were, however, influenced by a variety of additional factors including considerations of each individual's experience, tenure, performance and leadership, Group's performance, and internal equity among the officers.

The Committee annually reviews Veritas in light of various factors including those factors required by SEC rules and NYSE Listed Company Rules regarding compensation consultant independence and has affirmatively concluded that Veritas is independent from California Water Service Group and has no conflicts of interest relating to its engagement by the Committee. The Committee also reviews the performance of Veritas.

4    2019 Performance Goals and Performance

Pay for Performance

Our executive compensation program is designed to link officer compensation to our overall short-term and long-term performance (as measured by key operational and financial objectives incorporated in both long-term (LTI) and short-term (STI) performance-based compensation programs) as outlined below:

►
We utilize a short-term performance-based compensation program consisting of an annual performance-based short-term incentive that supports our long-term growth objectives of the Group
►
We award 50% of the long-term equity incentive compensation in the form of restricted stock units (RSUs) subject to performance-based vesting criteria, with the remaining 50% awarded in the form of time-based restricted stock awards (RSAs)
►
We use a three-year performance period for the long-term performance-based RSUs with vesting based upon achievement of annual performance targets related to each of the following: water quality, customer service, emergency preparedness and safety, utility plant investment, and earnings per share.

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2019 Say-on-Pay Vote and Stockholder Outreach

From 2013 thru 2017 our executive compensation program received stockholder support averaging 93% in favor of our annual say-on-pay vote. During that time, we received positive feedback from our stockholders and did not make any material changes in design or execution to our executive compensation program.

For fiscal year 2018, we received 75% of the votes cast on the Say-on-Pay advisory vote taken at the 2018 Annual Meeting of Stockholders (Say-on-Pay). In 2017, the Committee engaged in significant outreach to stockholders to understand the cause of the decline from the prior level of support. As part of our stockholder outreach we also solicited feedback from the stockholders with whom we spoke on the short-term and long-term incentive compensation metrics used in 2017 in our executive compensation program. A number of stockholders (including both stockholders who supported the Say-on-Pay resolution and those who voted against it) expressed that they would generally prefer to see less overlap in the performance metrics used in our short-term and long-term incentive compensation programs. Taking this feedback into account, as well as an extensive review of the compensation plans within our proxy peer group, we made a number of changes to the performance criteria used for our 2019 incentive compensation programs. The performance-based RSUs granted to all officers in 2019, as our long-term incentive program, will vest based upon our achievement with respect to three different performance metrics over a three-year period from 2019 to 2021. These performance metrics are based upon three-year return on equity, three-year cumulative growth in stockholder's equity and a third metric tied to the implementation, by the end of the performance period, of certain customer service-related initiatives. In contrast, our 2019 short-term incentive program will continue to be based upon the achievement of performance criteria related to the following, measured over fiscal year 2019: water quality, earnings per share, utility plant investment, emergency preparedness and workplace safety metrics, and customer service metrics (which are different from the customer service-related initiatives on which the performance-based long-term incentive RSUs are measured).

Our executive compensation program received approximately 94% of the votes cast on the Say-on-Pay advisory vote for fiscal year 2019, taken at the 2019 Annual Meeting of Stockholders, similar to the support we received from 2013 thru 2017. The Committee believes the high level of support was the result of the Committee's significant stockholder outreach made in 2018 and changes made as a result of such outreach to our 2019 incentive compensation programs, along with our commitment to maintaining an executive compensation program focused on pay for performance. These principles continue to be applied although the Committee did not make any changes to the executive compensation program in response to the 2019 Say-on-Pay Vote.

2019 Group Achievements

Our NEOs' performance-based pay for 2019 was based on achieving objective, pre-established financial goals.

Financial Results Including Capital Investment and Return on Equity

►
Achieved net income of $63.1 million and diluted earnings per share of $1.31 (each determined in accordance with GAAP);
►
Achieved the majority of its operational goals while keeping controllable costs within budget;
►
Invested $259.0 million of capital in accordance with our infrastructure improvement program;
►
Increased the Group's 2019 annual dividend by four cents, or 5.3%, which represents our 52nd consecutive annual dividend increase;
►
Sold $400 million in first mortgage bonds during the second quarter;

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►
Entered a new $550 million syndicated credit agreement;
►
Maintained the Group's strong credit rating of A+ stable and AA– for first mortgage bonds and "exceptional" liquidity rating from Standard & Poor's (one of the only North American utilities to do so); and
►
Achieved consolidated Group earnings per share in 2019 representing a return on equity (determined in accordance with GAAP) of 8.36% as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2019 as filed with the SEC.

On December 15, 2016, the California Public Utilities Commission (CPUC) approved the Group's largest subsidiary, California Water Service Company's (Cal Water), 2015 General Rate Case (GRC) application. The decision authorizes Cal Water to request annual escalation rate increases for 2019 for those districts that passed the earnings test. In November of 2018, Cal Water requested escalation rate increase in all of its regulated districts in California. The annual adopted gross revenue associated with the November 2018 filing was $16.2 million, effective January 1, 2019.

Water Quality and Customer Service Accomplishments

►
Met all state and federal primary and secondary water quality standards in all water systems Group owns;
►
Recognized by the American Society of Civil Engineers for our TCP treatment project;
►
Designed and deployed two regional customer centers, resulting in all-time high performance in call handling; and
►
Met or exceeded all customer service standards as set by the CPUC.

Safety Achievement

►
Conducted significant planning and execution around the CPUC Public Safety Power Shutoff (PSPS) including the purchase and staging of equipment, development of operational procedures, and conducting of extensive training;
►
During PSPS shutoffs, Cal Water customers maintained water service through the activation of the company's Emergency Response Centers and deployment of operational, engineering, water quality, and other experts and resources statewide, including portable generators, booster pumps, and emergency trailers;
►
Conducted Emergency Operations Center (EOC) training in all subsidiaries, including eight community EOC joint exercises with local police, fire, and city authorities;
►
Conducted three Critical Incident Response Management Team training sessions throughout Cal Water;
►
Developed a partnership with the Utility Workers of America that will further enhance employee safety; and
►
Conducted an accident reduction program and reduced preventable vehicle accident rate by 9% over 2018 rates and 48% over the last five years.

CEO Pay Overview

Martin A. Kropelnicki, our CEO since September 1, 2013, made significant contributions managing our 2019 performance. Based on our annual performance objectives for 2019, the Committee granted Mr. Kropelnicki an equity incentive award of $575,000 for 2019, consisting of $287,500 in the form of time-based RSAs vesting over three years, and $287,500 in the form of performance-based RSUs with

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a three-year performance period. Mr. Kropelnicki also has the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee approved objectives.

With a 2019 base salary of $987,000 and $1,347,255 annual performance-based short-term incentive compensation (representing a payout of 136.5% of target and reflecting superior performance during the year as described in more detail below), Mr. Kropelnicki's total direct compensation was $2,923,035 (comprised of salary, annual performance based short-term incentive compensation bonus, long-term performance-based restricted stock units, and time-based restricted stock awards).

Mr. Kropelnicki is a participant in the tax-qualified defined benefit plan that covers all permanent employees as well as the non-qualified supplemental retirement benefit plan provided to our officers under the SERP. The primary difference between Mr. Kropelnicki's total direct compensation and the amount reported in the 2019 Summary Compensation Table later in this Proxy Statement is the non-cash change in net present value of his pension from 2018 to 2019, a $10.3 million increase in the actuarial estimate of his future potential pension benefits. The change in pension value represents the present value of future retirement benefits and does not represent any cash payment to Mr. Kropelnicki.

Changes in pension value historically have been impacted significantly by a completely external factor unrelated to Mr. Kropelnicki's compensation – changes in the discount rate used to value the pension benefits. The discount rate, which is consistent with what we use for financial statement reporting purposes, is itself driven in large part by the overall interest rate environment and can cause substantial volatility in the change in pension value. For example, over the last 10 years, Mr. Kropelnicki's change in pension value has ranged from less than $100,000 (in 2013) to more than $10 million (in 2019). Close to 50% of the $10.3 million change in pension value for 2019 was attributable solely to the 100-basis-point decrease in discount rate from 4.2% in 2018 to 3.2% in 2019. Another significant driver of the change in pension value is the fact that Mr. Kropelnicki is one year closer to age 60, which increases the actuarial value of his pension benefits.

No pension benefit will be paid to Mr. Kropelnicki until after his retirement from the Group. Changes in actuarial assumptions for the pension costs are included in customer rates through a rate recovery mechanism. The net present value of the pension benefit ultimately received by Mr. Kropelnicki will change based on a number of factors including changes in interest rates, changes in mortality tables, Mr. Kropelnicki's current age, years of service, and age at retirement.

Total Compensation Philosophy for Executives

Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers' interests with the long-term interests of our stockholders and customers.

The Committee believes a balance of fixed and variable compensation components, with short-term and long-term compensation elements, maintains a strong link between the NEOs' compensation and the overall Group's performance while promoting the interests of both customers and stockholders. The Committee annually re-evaluates the mix of fixed and variable compensation, including the proportions of incentive compensation awarded as short-term cash-based and long-term equity-based awards and shareholder feedback. Additionally, the Committee continues to monitor our program on an annual basis to ensure the structure will not incentivize excessive risk-taking.

In addition, our executive compensation program considers the following factors:

►
The overall financial and operating performance of our company;
►
Each officer's performance and contributions to the achievement of short-term and long-term financial goals and operational milestones;

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►
Each NEO's job responsibilities, expertise, historical compensation, and years and level of experience;
►
Our overall succession planning and the importance of retaining each NEO and each NEO's potential to assume greater responsibilities in the future; and
►
Peer group benchmarking data and compensation analyses.

We believe our executive compensation program is achieving the intended results. Our compensation programs continue to be competitive in the industry and has resulted in the attraction and retention of talented officers who contribute to the long-term success of the Group. Our compensation programs create a strong linkage between pay and performance through long-term equity and annual performance-based short-term incentive compensation without encouraging imprudent risk taking by our officers.

Elements of Compensation

The material elements of our officer compensation program for 2019 included:

►
Base Salary;
►
Annual Short-Term Performance-Based Incentive Compensation;
►
Performance and Time-Based Long-Term Equity Compensation;
►
Basic and Supplemental Pension Plan Benefits;
►
Deferred Compensation Plan Benefits; and
►
Limited Perquisites

In determining compensation, the Committee is mindful that as a holding company for a California regulated utility, the Group's financial performance is substantially dependent upon CPUC regulation plus other factors, which to a large extent are beyond the control of officers. Therefore, the Committee's decisions regarding overall compensation are determined largely by evaluation of factors that are within the officers' control and its comparisons with companies in its peer group. As discussed below, the metrics used to determine our officers' annual short-term performance-based incentive compensation and the vesting of long-term performance-based equity compensation awards are appropriate metrics that align officer performance in a manner beneficial to both stockholders and customers and do not encourage imprudent risk-taking.

Base Salary

The only guaranteed portion of executive total compensation is in the form of fixed base salaries commensurate with the performance of primary roles and responsibilities. The Committee reviews base salaries for our officers annually and determines whether or not to recommend adjustments to salaries based on performance. To assist the Committee in this review, our President & CEO provides an assessment of each officer's performance and contribution towards the key corporate goals. Recommendations regarding base salary adjustments are provided to the Committee for each of our officers other than himself based on the competitive data and the other factors described below under "Determining Executive Compensation."

The Committee has and continues to target fixed base salaries for each officer that are appropriate for the performance, skills, capabilities, tenure, and individual contributions in his/her position. The base salary levels are established by reference to the competitive data described below.

Consistent with established practice, the 2019 base salaries for our officers were compared to the base salaries for similar positions within the competitive data. Similarly, the total target cash

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compensation for our officers (taking into account annual short-term incentive compensation targets) was compared to the competitive market data for target total cash compensation. Each officer's 2019 base salary was within the competitive range (defined as plus or minus 20% from the median compensation level, based upon available survey data) of target total cash compensation.

Each year, our officers establish a number of corporate goals and objectives that promote the long-term growth and align the interests of stockholders, customers, and employees. The objectives are communicated internally and monitored quarterly. Changes in base salary levels for our President & CEO and other NEOs are generally based on progress against certain of these key corporate goals and individual officer performance. For 2019, the following corporate goals were used to evaluate 2019 compensation based on performance for our current President & CEO and NEOs:

1.    Group Operations Goal – Achieve planned operating results as defined in the 2019 Corporate Goals and Objectives.

Achieved Results for Operations Goal – For 2019, the Group achieved the following results for the major objective in this category:

►
Operated within the approved 2019 budget;
►
Continued enhancement of the Group's safety organization and programs making safety a top priority;
►
Continued focus on advancing the Group's cyber security intrusion prevention system and incidence response program including continued employee training, and conducting a cyber security table top exercise with representatives of the Department of Homeland Security and Federal Bureau of Investigation;
►
Deployed a new, secured IT network for the SCADA system to comply with National Institute of Standards and Technology (NIST) 800-171 in eleven districts;
►
Entered into an agreement with Rainier View Water Company to acquire its water system assets and provide water utility service to its 18,000 service connections, subject to certain closing conditions including completion of diligence and Washington Utilities and Transportation Commission approval; and
►
Entered into an agreement with Maui Land and Pineapple Company to acquire its Kapalua Water Company water utility assets and Kapalua Waste Treatment Company wastewater utility assets, providing water and wastewater utility service to its approximately 1,000 service connections in the Kapalua Maui resort, subject to certain closing conditions including completion of diligence and Hawaii Public Utilities Commission approval.

2.    Stockholder Value Goal – Achieve budgeted earnings per share of $1.31, earn authorized return on equity on invested capital of 9.20%, and company-funded capital expenditures of $255 million.

Achieved Results for Stockholder Value – For 2019, the Group achieved the following results for the major objective in this category:

►
Earnings per share of $1.31 or 100% of target, which represents a return on equity (as determined in accordance with GAAP) of 8.36% as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2019 as filed with the SEC.
►
Company-funded capital expenditures were $258.8 million. The Group's 2019 achieved capital expenditures was $273.9 million as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2019 as filed with the SEC. Excluding developer funded expenditures of $17.0 million and excluding an increase in accounts payable accrual of $2.1 million for capital

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  project spend, the Group spent $258.8 million on company-funded capital expenditures for the 2019 performance period.

3.    Regulatory Goal – Conclude the 2018 Cal Water GRC; conclude the Hawaii Water Service Company's (Hawaii Water) GRC for its Kona Water and Wastewater Systems.

Achieved Results for Regulatory – On July 2, 2018, Cal Water filed a GRC application with the CPUC proposing $828.5 million of infrastructure improvements as part of its infrastructure improvement plan. Cal Water has proposed to the CPUC to increase revenues by $51.0 million, or 7.7%, in 2020; $29.8 million, or 4.2%, in 2021; and $31.4 million, or 4.2%, in 2022 as compared to the last authorized revenue. Any changes in customer rates are expected to become effective in 2020. On October 8, 2019, Cal Water jointly filed a formal settlement agreement with the Public Advocates Office of the CPUC covering the majority of open matters in the case, the largest component being the GRC is Cal Water's Infrastructure Improvement Plan for 2019-2021. If the CPUC approves the settlement agreement, Cal Water would be authorized to include in rates $609 million to $628 million of new projects throughout the state in 2019 to 2021, along with approximately $200 million for completion of additional projects begun in 2018 and prior periods. Included in these figures are $148 million of advice letter authorizations. If the settlement is adopted, Cal Water plans to make capital investments of approximately $809 to $828 million in the 2019-2021 period.

On July 1, 2019, Cal Water took ownership of and began operating the Travis Air Force Base (TAFB) water system. Cal Water will provide CPUC-regulated water service to the base including operating, maintaining, and upgrading the water system infrastructure and plans to make initial capital improvements of about $12.7 million within the first five years, with an expected total capital investment of about $52 million over the 50-year contract term.

In February of 2019, Hawaii Water filed a GRC application requesting an additional $0.6 million in annual revenues for its Kona Water and Wastewater systems with the Hawaii Public Utilities Commission. The GRC seeks recovery of capital investments in the Kona water and wastewater systems as well as increases in operational expenses since the previous rate case. If approved, the Company anticipates rates would become effective the first quarter of 2020.

In March 2019, Hawaii Water and Hunt Kalaeloa Water LLC entered into a Membership Interest Purchase Agreement to acquire water and wastewater assets. The Kalaeloa service area is located on the Island of Oahu on the former Barbers Point Naval Air Station. On July 3, 2019, the parties submitted a change of control application to the Hawaii Public Utilities Commission requesting approval for the purchase. If approved, Hawaii Water would be authorized to provide water and wastewater service in the Kalaeloa service area.

4.    Customer Service and Water Quality Goal – Complete key strategic projects in the areas of customer service and water quality including:

►
Meet or exceed all customer service standards as set by the PUC;
►
Meet or exceed all water quality standards in every state, every day, with no primary or secondary water quality violations in 2019; and
►
Meet or exceed all wastewater discharge standards in every system, every day, in 2019.

Achieved Results for Customer Service and Water Quality – During 2019, we completed key strategic objectives in the areas of customer service and water quality. Cal Water successfully exceeded nine CPUC standards which encompass key measurements for telephone responsiveness, service responsiveness, billing accuracy, and general levels of customer complaints. The nine CPUC customer service standards are found in the CPUC's General Order 103-A. Cal Water also met all state and federal primary and secondary water quality standards in all water systems operated by Group.

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Additional key objectives include:

►
Renewed the Environmental Laboratory Accreditation Program (ELAP) certification of Cal Water's Quality Laboratory, enabling the conducting of in-house testing of water quality samples collected in service areas statewide (Cal Water has held this certification since 1999, which is administered by the State Water Resources Control Board).
►
Met new Environmental Protection Agency (EPA)/State of California guidance on the revised Lead and Copper Rule; and
►
Maintained an excellent environmental standards record throughout 2019.

5.    Employee Retention and Development Goal – Implement key strategic projects in the area of employee retention and development.

Achieved Results for Employee Retention and Development – During 2019, we completed key strategic objectives in the area of employee retention and development, including:

►
Implemented an employee stock purchase plan with approximately 29% of eligible employees enrolled;
►
Expanded a vehicle accident reduction program including the rollout of our driver training program to all subsidiaries;
►
Continued focus on developing partnerships with local schools and other entities to build interest in individuals wanting a career in the water industry at Cal Water;
►
Received the American Society of Civil Engineers (ASCE) Region 9's "Water Project of the Year" award for Cal Water's TCP treatment and compliance project;
►
Named Corporate Partner of the Year by California Hispanic Chamber of Commerce for 2019;
►
Named a "Top 100 Workplace" in the San Francisco Bay Area for the eighth consecutive year; and
►
Received certification as a Great Place to Work® by the Great Place to Work® Institute for the fourth consecutive year.

Once the Committee assesses the business results for each long-term goal as described above, the Committee then reviews and discusses the overall performance of each officer and the competitive data provided by the independent consultant retained by the Committee. Once reviewed and agreed upon, the Committee recommends to the Board the base salaries for our officers (including the President & CEO).

Any increase to salaries is intended to compensate NEOs for inflationary changes, job performance and overall leadership while being within the "competitive range" of the market data for target total cash compensation for similar positions ("competitive range" is described in more detail above and below) when taking into account the short-term incentive compensation described below.

Performance-Based Short-Term Incentive (STI) Compensation

As strategic goals are long-term in nature, we maintain an annual performance-based short-term incentive compensation program for officers designed to align annual performance and achievement with the long-term strategic goals of the Group. The performance-based short-term incentive compensation is fully at risk with payout dependent upon achievement of certain performance objectives over a one-year performance period.

The Committee considered a number of factors when establishing the 2019 performance metrics including our long-term strategic plan, historical performance, the regulatory environments it operates in, feedback from our independent compensation consultant, stockholder feedback, and management discussions. The performance metrics are intended to foster and enhance cross-functional integration, customer relationships, continuous improvement, and team accountability while focusing on key corporate goals and initiatives. Targets for each of the performance metrics were designed to be challenging but achievable given strong management performance.

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In prior years, the performance objectives for the annual short-term incentive compensation were selected to match the performance metrics used for the long-term performance-based RSUs. Through our outreach efforts described in further detail in the section titled "2019 Say-on-Pay Vote and Stockholder Outreach", stockholders expressed that they would generally prefer to see less overlap in the performance metrics used in our short-term and long-term incentive compensation programs. In response to this feedback a number of changes were made to the performance criteria used for the 2019 incentive compensation programs. The performance-based RSUs granted to all officers in 2019, as our long-term incentive program, will vest based upon our achievement with respect to three different performance metrics over a three-year period from 2019 to 2021. These performance metrics are based upon three-year return on equity, three-year cumulative growth in stockholder's equity and a third metric tied to the implementation, by the end of the performance period, of certain customer service-related initiatives. In contrast, our 2019 short-term incentive program will continue to be based upon the achievement of performance criteria related to the following, measured over fiscal year 2019: water quality, earnings per share, utility plant investment, emergency preparedness and workplace safety metrics, and customer service metrics (which are different from the customer service-related initiatives on which the performance-based long-term incentive RSUs are measured).

For 2019, the Committee granted the opportunity for our officers (other than our President & CEO) to receive short-term performance incentive awards with a target payout equal to 30% of base salary (up from 25% in 2018) with an actual payout range of 0% to 200% of target, based on performance. For our President & CEO, the Committee granted the opportunity to receive a short-term performance based incentive award in 2019 with a target payout equal to 100% of base salary (unchanged from 2018), with an actual payout range of 0% to 200% of target, based on performance.

Payment of the short-term performance incentive awards is typically made in March, following the Group's receipt of audited financial statements and the subsequent certification of the Group's performance by the Committee. See below for additional information regarding the performance goals and resulting payouts under the annual short-term incentive program for 2019.

Revisions to performance metrics were made in 2019 in response to shareholder feedback. As a result, the following section provides a more detailed look at each revised performance metric, along with the maximum, target, and threshold levels for each and the benefits derived by our customers:

►
Water Quality:    This metric evaluates performance based on number of procedural violations and violations of primary and secondary drinking water standards. The CPUC has authority to set drinking water standards for Cal Water. It has adopted the California State Water Resources Control Board, Division of Drinking Water (DDW) standards, which also incorporate U.S. Environmental Protection Agency (EPA) drinking water standards. Similarly, the Group's subsidiaries in Washington, Hawaii, and New Mexico are regulated by the EPA and their respective state health regulators. We have continued to include all state operations in the performance metric for primary water quality. The secondary and procedural water quality metrics measure activity in the California subsidiary only, but strong consideration is being given to include all states in secondary and procedural water quality metrics
  ►
  A primary drinking water standard violation is related to public health, either acute or long-term
  ►
  A secondary drinking water standard violation is related to taste or aesthetics, such as excessive iron and manganese, and can generate customer complaints

  ►
  A procedural violation is a missed sample or other non-compliance item that is not a violation of a primary or secondary standard

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We make it a priority to meet all water quality standards, every day, in every service area. For this reason, the target performance level was set for no primary water standard violations, two or fewer secondary water standard violations, and no more than four procedural violations.

Performance Level*	Primary Water Standards Violations (all states)	Secondary Water Standards Violations (California only)	Procedural Violations (California only)	Goal Achieved
Maximum	0	0	0	200%

Target	0	2 or fewer	Up to 4	100%

Threshold	1 or fewer	4 or fewer	Up to 8	50%

*
An additional tier applies between the target and maximum level.
►
Customer Service:    A combination of nine CPUC standards and one internal Cal Water performance indicator which encompass key measurements for telephone responsiveness, service responsiveness, billing accuracy and timeliness, and general levels of customer complaints comprises this metric. The nine CPUC customer service standards are found in the CPUC's

General Order 103-A. Cal Water has implemented internal measures for customer service that are more aggressive than the CPUC standards. The Customer Service metric is evaluated each quarter for 10 measurements in 20 California service areas for an annual target of 764-771 and a maximum annual metric measurement of 800. For 2019 performance-based short-term incentive compensation and long-term performance-based equity grants, the criteria for each performance level was set above prior year criteria in response to prior year actual results.

Performance Level*	Criteria	Goal Achieved
Maximum	99.5% of maximum annual metric	200%

Target	95.5.% of maximum annual metric	100%

Threshold	92.5% of maximum annual metric	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.
►
Utility Plant Investment:    The annual Board-approved capital expenditures budget is the target for this metric. Investment in utility plant, property, and equipment is a driver of stockholder return and a key component of providing reliable, high-quality water service to customers. This metric is updated each year to reflect the annual approved capital program and budget for the Group and its subsidiaries and is tied to regulatory approvals. For 2019, the annual Board-approved capital expenditure budget and target performance level was set at $255 million.

Performance Level*	2019 (In Millions)	Goal Achieved
Maximum	$275	200%

Target	$255	100%

Threshold	$240	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level
►
Earnings Per Share (EPS):    This metric measures the annual budget-to-actual performance of the Company. Specifically, this measure compares the actual diluted earnings per share to the forecasted diluted earnings per share for the calendar year. The forecasted diluted earnings per share is adopted during the budget process by the Board of Directors each year at its January meeting. By adhering to budgets, management is able to demonstrate to the Board, shareholders

54    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

  and customers that the Company is effective at managing controllable costs and has the ability to efficiently execute its business plan.

Performance Level*	EPS Variance from Budget	Goal Achieved
Maximum	Over 10%	200%

Target	–2.5% to 2.5%	100%

Threshold	–7.6% to –10%	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.
►
Emergency Preparedness and Safety:    This metric is measured annually for Cal Water and is comprised of four safety program components. These four components include Emergency Operations Center (EOC) training, full attendance at Cal Water mandated safety training for all employees (minimum of five training topics annually), Total Case Incident Rate (TCIR) which represents the average number of work-related injuries incurred by 100 workers during a one-year period as measured against California companies, and the number of preventable vehicle accidents. The four safety components are weighted as follows:
  ►
  EOC Training measure – 30%

  ►
  Training attendance rate measure – 30%

  ►
  TCIR measure – 20%
  ►
  Preventable vehicle accident measure – 20%

Focused on improving the management of these safety programs, our officers have set this metric to improve performance from current conditions towards industry averages, where applicable, and performance expectations.

Performance Level*	EOC Training Performance Target	Goal Achieved
Maximum	100% of districts, CSS, and subsidiaries + 4 community EOC trainings	200%

Target	100% of districts, CSS and subsidiaries	100%

Threshold	85% of districts, CSS and subsidiaries	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

Performance Level*	Training Rate Measure Performance Target	Goal Achieved
Maximum	100% of applicable employees	200%

Target	85% of applicable employees	100%

Threshold	70% of applicable employees	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

Performance Level*	TCIR Measure Performance Target	Numeric Equivalent	Goal Achieved
Maximum	20% improvement over 2018 achieved results	2.08	200%

Target	Maintain 2018 achieved results	2.60	100%

Threshold	85% improvement over 2018 achieved results	2.99	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

Performance Level*	Preventable Vehicle Accident Measure Performance Target	Numeric Equivalent	Goal Achieved
Maximum	25% improvement over 2018 achieved results	35	200%

Target	5% improvement over 2018 achieved results	44	100%

Threshold	90% improvement over 2018 achieved results	51	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

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Summary of Short-Term Performance Goal Achievements for 2019

The following chart sets forth the performance goals used for short-term incentive based compensation for 2019, and the achievement of each metric as certified by the committee for 2019.

The short-term incentive based compensation component weighting is 20% for each of the five performance metric as follows:

►
Water Quality was above target with no primary or secondary violations and two procedural violations.
►
Customer Service was above target with 799 annual aggregate metrics met.
►
Emergency Preparedness and Safety was above target with 100% of districts, CSS, and subsidiaries completing EOC training plus conducting 12 community EOC trainings, 97% training rate, 3.7 TCIR and 9% reduction in preventable vehicle accidents.
►
Utility Plant Investment was above target with $259.0 million in company-funded capital expenditures.
►
Earnings per Share was below target at $1.31.

2019 short-term incentive award achievement for all officers = 136.5% (award capped at 200%)

(1)
Company funded capital expenditures were $258.8 million. The Group's 2019 achieved capital expenditures was $273.9 million as reported in item 7 of the Group's Form 10 K for the year ended December 31, 2019 as filed with the SEC. Excluding developer funded expenditures of $17.0 million and excluding an increase in accounts payable accrual of $2.1 million for capital project spend, the Group spent $258.8 million on company funded capital expenditures for the 2019 performance period.

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The table below summarizes the total performance-based short-term incentive compensation earned by our officers for the fiscal year ended December 31, 2019.

Name	2019 Short-Term Incentive Award ($)(1)
Martin A. Kropelnicki	$1,347,255

Thomas F. Smegal	187,346

Paul G. Townsley	165,848

Robert J. Kuta	142,301

Lynne P. McGhee	130,835

(1)
The short-term incentive compensation is paid out annually following certification of the prior year's results by the Committee.

2019 Long-term Performance and Time-Based Equity Compensation

The purpose of our long-term equity incentive compensation is to better align executive compensation with the interests of both stockholders and customers, to create incentives for officer recruiting and retention, to encourage long-term performance by our officers, and to promote stock ownership. Risk is taken into account in determining the aggregate amount of incentive compensation and performance criteria, including assessment of risk management and risk mitigation.

As with target short-term incentive compensation, the Committee reviewed the competitive range of long-term equity compensation and total direct compensation for similar positions within the competitive market in making decisions regarding long-term equity compensation awards for 2019. However, the Committee also believes that, in the interest of strengthening and rewarding teamwork and collaboration within the officer team, the annual equity incentive awards granted to each of our officers (other than our President & CEO) should be based on the same objectives and methodology. The Committee recommended awarding our President & CEO a greater value of equity awards in 2019 than our other officers because of his substantially greater level of responsibility and ability to influence Group's operational results.

Based on the methodology described above, the grant values for 2019 were unchanged from 2018's grant values. For 2019, the Committee set the total value for the equity compensation awards at $575,000 for our President & CEO, $150,000 for the Group's vice presidents, and $90,000 for all other officers, assuming a target level of performance. All equity awards for officers were granted 50% in the form of time-based RSAs vesting over three years and 50% in the form of performance-based RSUs with a three-year performance period and the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee-approved objectives.

The performance-based RSUs awarded to our officers provide for a three-year performance period with vesting based solely upon the achievement of objective performance criteria. For the performance metrics applicable to the 2019 performance-based RSUs, the Committee approved a three-year performance metric and will certify the level of achievement at the end of the three-year performance period. The number of shares awarded at the end of the three-year performance period is based on the extent the performance criteria is met over such time and subject to the officer's continued employment through such date. Revisions to performance metrics were made in 2019 in response to shareholder feedback. For 2019, the performance criteria for our performance-based RSUs consist of three performance measures that are different than the performance metrics applicable to the annual short-term incentive program for 2019. As a result, the following section

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provides a more detailed look at each revised performance metric, along with the maximum, target, and threshold levels for each and the benefits derived by our customers:

►
Return on Equity:    This metric measures return on equity (ROE) as shown in the public financial statements of California Water Service Group. It is defined as net income divided by average common stockholders' equity for the three-year performance period. The final three-year achievement will be certified at the end of the three-year performance period. Stockholders expect the Company to earn its authorized return on equity for its regulated business. For this reason, the metric uses the authorized ROE as the target for 100% performance achievement. The rationale for tiers above and below the authorized ROE is to account for regulatory mechanisms and lag.

Performance Level*	Annual Return on Common Stockholders' Equity	Goal Achieved
Maximum	Target plus 50 basis points	200%

Target	California authorized ROE	100%

Threshold	Target minus 200 basis points	20%

*
An additional tier applies between the target and maximum level.
►
Growth in Stockholders' Equity:    This metric measures growth in stockholders' equity by the accumulation of two factors over the performance period, growth in total stockholders' equity and actual dividends paid in the calendar year. These growth values can be objectively validated using the Company's audited annual financial statements. The metric, in a stock-price neutral way, measures the growth in stockholders' equity created by the Company over the performance period. Investors in water utilities are interested in value creation along with dividend growth.

Performance Level*	Accumulation of Stockholder Value Over the Performance Period	Goal Achieved
Maximum	$400 million	200%

Target	$300 million	100%

Threshold	$225 million	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.
►
Regional Call Centers Implementation:    The Company recognizes the need to respond to the ever increasing customer expectations to continue to improve and expand upon the customer services provided without increasing cost. Beyond enhancing the customer experience, there is an opportunity to standardize processes across all district call centers and increase affordability with more efficient resources.

Performance Level*	Performance Target	Goal Achieved
Maximum	Implementation of four regional customer centers by year-end 2021, introduce online chat as a new service channel, extend service hours from 8 am to 8 pm, and reduce answering service expense by 75%	200%

Target	Implementation of four regional customer centers by year-end 2021, introduce online chat as a new service channel, and reduce answering service expense by 25%	100%

Threshold	Implementation of four regional customer centers by year-end 2021	50%

Multiple tiers apply between the threshold and target level and between the target and maximum level

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2017 Performance-Based Equity Compensation Achievement

In 2017, we granted performance-based equity in the form of RSUs to our officers for the three-year performance period ending on December 31, 2019. The component weighting is 20% for each of the five performance metric. The payouts are summarized below:

Performance Metric	Annual Threshold Performance	Annual Target Performance	Annual Maximum Performance	Percentage Achieved
Water Quality	Up to one primary, up to four secondary, up to eight procedural violations	No primary, up to two secondary, up to four procedural violations	No primary, no secondary, no procedural violations	167%

Customer Service	92% of maximum annual metric	95% of maximum annual metric	99% of maximum annual metric	167%

Utility Plant	$195 million in 2017 and 2018, $240 million in 2019	$210 million in 2017 and 2018, $255 million in 2019	$230 million in 2017 and 2018, $275 million in 2019	167%

Return on Equity	7.46% in 2017, 7.20% in 2018 and 2019	CPUC authorized ROE: 9.43% in 2017, 9.20% in 2018 and 2019	9.96% in 2017, 9.70% in 2018 and 2019	113%

Safety	10% improvement in DART or TCIR measures over 2016 results	25% improvement in DART and TCIR measures over 2016 results	40% improvement in DART and TCIR measures over 2016 results	100%

Total 2017 Performance-Based Equity Award Achievement				142.7%

The table below summarizes the total performance-based equity compensation earned by our officers for the three-year performance period ended December 31, 2019.

Name	2017 Performance Stock Earned ($)(1)
Martin A. Kropelnicki	$604,902

Thomas F. Smegal	157,825

Paul G. Townsley	157,825

Robert J. Kuta	157,825

Lynne P. McGhee	157,825

(1)
The shares for the 2017 performance stock award, which is comprised of the years 2017, 2018, and 2019, were awarded following the end of the three-year performance period on February 28, 2020. Certified results for each perspective year of the three-year performance are as follows:

2017 – 165%
2018 – 146%
2019 – 117%
2017 RSU grant performance achievement – 142.7%

  The shares for the 2018 performance stock award, which is comprised of the years 2018, 2019, and 2020, will be awarded following the end of the three-year performance period in early 2021, subject to continued employment through such time. The shares for the 2019 performance stock award, which is comprised of the years 2019, 2020, and 2021, will be awarded following the end of the three-year performance period, subject to continued employment through such time.

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2020 Performance-Based Compensation

The Committee increased the target value of the performance-based equity compensation awards from 2019 to 2020 under the annual long-term incentive program. There was no increase to the short-term incentive-based compensation awards.

For the CEO, the equity awards vest over three years respectively, with 60% subject to the achievement of long-term performance-based metrics and 40% subject to time-based vesting and continued employment. For all other officers, the equity awards vest over three years respectively, with 53% subject to the achievement of long-term performance-based metrics and 47% subject to time-based vesting and continued employment.

On March 3, 2020, the following awards were granted for the 2020 through 2022 performance period:

►
President & CEO – 6,852 shares of RSAs and 10,278 RSUs;
►
Group's Vice Presidents – 1,397 shares of RSAs and 1.583 RSUs; and
►
Other officers – 838 shares of RSAs and 931 RSUs.

All RSUs are subject to performance-based vesting.

The following charts illustrate target variable incentive pay as a percentage of compensation for 2019 and 2020:

Basic and Supplemental Pension Plan Benefits (SERP)

In addition to the tax-qualified defined benefit plan that covers all permanent employees, supplemental retirement benefits are provided to our officers under the SERP. The SERP plan is designed primarily to compensate for limitations imposed by the Internal Revenue Code (Code) on allocations and benefits that may be paid to officers under the Group's tax-qualified plan. Because the Code restricts benefits under the tax-qualified plan, our officers otherwise would not be eligible to receive the retirement benefits that are proportional to the benefits received by our employees. The benefits under the SERP are obtained by applying the same benefit provisions of the Pension Plan to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. The SERP is structured as such that benefits are paid to our officers on a "pay as you go" basis. The SERP is an unfunded, unsecured obligation of the Group and is designed to assist in attracting and retaining key officers while providing a competitive, total compensation program. The annual expenses of the pension and SERP have allowable costs recovered in rates through the regulatory process in California and other states. We believe that pension benefits are an important recruitment and retention tool for our employees and is consistent with practice among most of our peers.

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No pension benefits will be paid to any participant until after retirement. Any pension amounts listed in this Proxy Statement are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid.

Deferred Compensation Plan

The Group maintains a deferred compensation plan for its directors, officers, and qualified managers. The plan is intended to promote retention by providing eligible employees, including the officers, with a long-term savings opportunity on an income tax-deferred basis. This plan is voluntary and funded by the individuals who elect to participate in the program. There are no company or company-matching contributions.

401(k) Plan

All employees satisfying the eligibility requirements are entitled to participate in our 401(k) plan and receive matching contributions from the Group. Pursuant to the plan, all employees, including officers, are entitled to contribute up to the statutory limit set by the Internal Revenue Service (IRS) and the Group matches 75% for each dollar contributed up to eight percent for a maximum company-matching contribution of six percent of employee's eligible earnings.

5    Other Compensation Programs and Policies

Limited Perquisites and Other NEO Benefits

As part of the Group's automobile policy, officers have the use of a company-owned vehicle, including excess liability insurance. The Committee believes the use of a company-owned vehicle allows our officers to work more efficiently because many of the geographic areas served by the Group are most effectively reached by automobile as opposed to other forms of transportation, such as air travel. Any personal mileage incurred by our officers is taxed as additional compensation in accordance with IRS regulations and paid for by the officers. The Group offers its officers a supplemental medical plan providing proactive health protection services including executive physicals and emergency travel assistance. Additionally, the Group also has a relocation program assisting employees required to move on behalf of the Group to remain as productive as possible during the relocation transition. Employees who receive relocation assistance are required to sign a repayment agreement. Other than these benefits, the Committee's general philosophy is not to provide perquisites and other personal benefits of substantial value to the officers.

Stock Ownership Requirements

Officers and members of our Board are required to own shares of Group's stock to further align their interests with those of our stockholders. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers. Each non-employee director and officer must directly own Group stock having a market or intrinsic value (i.e., paper gain for vested, unexercised stock options), whichever is higher, equal to:

Title	Equity

President & CEO	3X annual base salary

Group Vice Presidents	1.5X annual base salary

Other Officers	1X annual base salary

Non-Employee Directors	5X annual base retainer

Officers must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. Non-employee directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. For officers, the Committee reviews compliance with these requirements

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annually. The Nominating/Corporate Governance Committee reviews compliance with these requirements for non-employee directors annually.

Transactions Involving Stock – Anti-hedging and No Pledging Policy

The Board adopted an insider trading policy in 2012 which prohibits our directors and officers from engaging in hedging transactions (such as swaps, puts and calls, collars, and similar financial instruments) that would eliminate or limit the risks and rewards of share ownership. In addition, our directors and officers may not at any time engage in any short selling, buy or sell options, puts or calls, whether exchange-traded or otherwise, or engage in any other transaction in derivative securities that reflects speculation about the price of our stock or that may place their financial interests ahead of the financial interests of the Group.

Executive Compensation Recovery – Our Clawback Policy

The Board also adopted an executive compensation recovery, or "clawback," policy in 2012 which requires the reimbursement of excess incentive-based compensation provided to our officers in the event of certain restatements of the Group's financial statements. The policy allows the Group to claw back incentive-based compensation from officers who were actually involved in the fraud or misconduct that triggered the accounting restatement to the extent the compensation was in excess of what would have been paid under the accounting restatement. This policy is applicable to all incentive-based compensation paid after implementation of the policy, and it covers the three-year period preceding the date on which the Group is required to prepare the accounting restatement.

Tax and Section 162(m) Implications

Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain officers. While we consider the deductibility of awards as one factor in determining officer compensation, we also look at other factors in making decisions and we retain the flexibility to award compensation that we determines to be consistent with the goals of our officer compensation program even if the awards are not deductible by us for tax purposes.

Historically, our annual cash incentive opportunities and performance-based equity awards granted to our officers were designed in a manner intended to be exempt from the deduction limitation of Section 162(m) because they were paid based on the achievement of pre-determined performance goals established by the Group's shareholder-approved incentive compensation plans.

Federal legislation signed into law on December 22, 2017, referred to as the Tax Cuts and Jobs Act (the "Tax Act"), repealed the exemption from Section 162(m)'s deduction limit for performance-based compensation, effective for taxable years beginning after December 31, 2017. In addition, the Tax Act expanded the group of covered employees under Section 162(m) to include the chief financial officer and mandated that once an individual is treated as a covered employee for a given year, that individual will be treated as a covered employee for all subsequent years. Accordingly, any compensation paid to our covered officers in excess of $1 million in any one year, regardless of employment status, will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

Despite the our efforts to structure incentive compensation in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) as revised by the Tax Act, including the uncertain scope of the transition relief applicable to certain outstanding arrangements, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) will in fact be exempt.

In designing the executive compensation decisions for 2019, the Committee carefully considered the effect of the changes made to Section 162(m) together with our factors relevant to our business needs, but did not make any changes to the executive compensation program as a result of those changes.

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Summary Compensation Table

The table below summarizes the total compensation paid or earned by our President & CEO, CFO, and the three most highly compensated officer of the Group for the fiscal years ended December 31, 2019, 2018, and 2017.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($)(1) (e)	Non-equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3) (h)	All Other Compensation ($)(4) (i)	Total ($) (j)	Total Excluding Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)
Martin A. Kropelnicki	2019	$985,775	$590,006	$1,347,255	$10,339,051	$43,358	$13,305,445	$2,966,394
President & CEO	2018	$946,716	$551,478	$1,245,400	$3,114,609	$45,120	$5,913,608	$2,798,999
	2017	$921,171	$590,985	$1,297,313	$4,990,347	$39,900	$7,839,716	$2,849,369

Thomas F. Smegal III	2019	$456,860	$153,946	$187,346	$2,103,003	$50,445	$2,951,600	$848,597
Vice President,	2018	428,053	143,884	143,650	56,669	48,519	844,410	787,741
Chief Financial Officer	2017	426,180	150,297	140,910	1,140,173	42,411	1,899,971	759,798

Paul G. Townsley	2019	$404,425	$153,946	$165,848	$974,213	$37,997	$1,736,429	$762,216
Vice President, Rates &	2018	386,163	143,884	127,075	368,199	38,495	1,068,052	699,853
Regulatory Matters	2017	367,131	150,297	121,440	558,960	29,788	1,227,616	668,656

Robert J. Kuta	2019	$346,934	$153,946	$142,301	$774,941	$46,208	$1,464,331	$689,390
Vice President,	2018	324,856	143,884	108,550	290,457	46,237	923,537	633,080
Engineering	2017	321,390	145,216	106,260	356,131	46,358	975,355	619,224

Lynne P. McGhee	2019	$319,036	$153,946	$130,835	$1,510,569	$28,625	$2,143,011	$632,442
Vice President,	2018	306,967	143,884	98,800	206,348	30,547	792,721	586,373
General Counsel	2017	292,340	150,297	96,690	1,005,958	33,293	1,578,578	572,620

(1)
Amounts reflect the full grant date fair value of RSAs and performance-based RSUs granted in the years shown, calculated in accordance with FASB Accounting Standards Codification (ASC) Topic 718, disregarding estimates for forfeitures and assuming target performance. Assumptions used in the calculation of these amounts are included in footnote 12 of Group's annual report on Form 10-K filed with the SEC on February 27, 2020.

For time-based restricted RSAs and performance-based RSUs, the grant date fair value was determined using the closing share price of the Company's common stock on the date of grant. The RSUs reported reflect the grant date fair value of the 2019 portion of the three-year performance periods for the 2017, 2018, and 2019 RSU grants which were calculated based on an estimate of RSUs earned ratably over the three-year performance period assuming 100% achievement of target of the respective pre-established performance metrics. The amounts reported are as follows:

	RSA Grant Date Fair Value	RSU Grant Date Fair Value at Target Achievement	RSU Grant Date Fair Value at Maximum Achievement
Mr. Kropelnicki	$295,003	$295,003	$590,006

Mr. Smegal	$76,973	$76,973	$153,946

Mr. Townsley	$76,973	$76,973	$153,946

Mr. Kuta	$76,973	$76,973	$153,946

Ms. McGhee	$76,973	$76,973	$153,946

(2)
Amounts in this column reflect the amount paid to each officer pursuant to the performance-based short-term incentive compensation program for the applicable year.

(3)
Amounts in this column are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid to any of the Named Executive Officers. Pension values are included in customer rates through a rate recovery mechanism and may fluctuate significantly from year-to-year depending on a number of factors including changes in the discount rate, changes in mortality rates, changes in compensation, years of service, and vesting. For example, close to 50% of the change in pension value for Mr. Kropelnicki for 2019 was attributable solely to a decrease in the discount rate. The discount rate and mortality rate assumptions are consistent with those used in the Group's financial statements and include amounts which the officers may not be entitled to receive due to vesting requirements consistent with the plans. For further information, see the "CEO Pay Overview," "Basic and Supplemental Pension Plan Benefits," "Pension Benefits for Fiscal Year Ended 2019" sections of this Proxy Statement. Earnings on the nonqualified deferred compensation plan are noted on the Nonqualified Deferred Compensation table for those officers participating in the plan. Earnings have been excluded from this table since earnings were not at above market or at preferential rates.

(4)
All other compensation for 2019 is comprised of 401(k) matching contributions made by the Group on behalf of the officer, the personal use of company-provided vehicles and associated insurance, supplemental medical reimbursement plan, and relocation benefits. The value of the 401(k) matching contributions made by the Group on behalf of the named executives was $16,800 for all five listed executives. The reported value attributable to personal use of company-provided cars are as follows: Mr. Kropelnicki, $7,826; Mr. Smegal, $14,913; Mr. Townsley, $2,465; Mr. Kuta, $10,676; and Ms. McGhee, $5,861. The recorded cost for the supplemental medical plan was $17,532 for all named executive officers, except Ms. McGhee who was $5,964.

(5)
To show how year-over-year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column differ substantially from, and are not a substitute for, the amounts reported in the "Total" column.

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Grants of Plan-Based Awards for Fiscal Year Ended 2019

The table below sets forth certain information with respect to awards granted during the fiscal year ended December 31, 2019, to each of our NEOs.

		Estimated Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock and Options Awards

Name (a)	Grant Date (b)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#) (i)	($) (l)
Martin A. Kropelnicki(3)	03/05/2019	$0	$987,000	$1,974,000	0	5,584	11,168	5,584	$590,006

Thomas F. Smegal III(3)	03/05/2019	0	137,250	274,500	0	1,457	2,914	1,457	153,946

Paul G. Townsley(3)	03/05/2019	0	121,500	243,000	0	1,457	2,914	1,457	153,946

Robert J. Kuta(3)	03/05/2019	0	104,250	208,500	0	1,457	2,914	1,457	153,946

Lynne P. McGhee(3)	03/05/2019	0	95,850	191,700	0	1,457	2,914	1,457	153,946

(1)
The threshold, target, and maximum values reported are for the performance-based short-term incentive compensation program.

(2)
The threshold, target, and maximum units reported are for the full RSU award for the 2019 - 2021 performance period.

(3)
The RSAs granted to the officers on March 5, 2019, pursuant to the Incentive Plan vest over three years, with one-third of the RSAs vesting on the first anniversary of the grant date and the remaining RSAs vesting in equal quarterly installments thereafter. The RSUs reported reflect the grant date fair value of the 2019 portion of the award as performance goals are set for each year of the performance period.

Outstanding Equity Awards at Fiscal Year Ended 2019

	Stock Awards			Equity Incentive Plan Awards

Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Martin A. Kropelnicki	686	(2)	35,370	8,223	(2)	423,978
	3,122	(3)	160,970	7,489	(3)	386,133
	5,584	(4)	287,911	5,584	(4)	287,911

Thomas F. Smegal III	179	(2)	9,229	2,145	(2)	110,596
	815	(3)	42,021	1,954	(3)	100,748
	1,457	(4)	75,123	1,457	(4)	75,123

Paul G. Townsley	179	(2)	9,229	2,145	(2)	110,596
	815	(3)	42,021	1,954	(3)	100,748
	1,457	(4)	75,123	1,457	(4)	75,123

Robert J. Kuta	179	(2)	9,229	2,145	(2)	110,596
	815	(3)	42,021	1,954	(3)	100,748
	1,457	(4)	75,123	1,457	(4)	75,123

Lynne P. McGhee	179	(2)	9,229	2,145	(2)	110,596
	815	(3)	42,021	1,954	(3)	100,748
	1,457	(4)	75,123	1,457	(4)	75,123

(1)
The market value of the stock awards represents the product of the closing price for the Group's common stock on the New York Stock Exchange as of December 31, 2019, which was $51.56, and the number of shares underlying each such award.

(2)
Awards were granted on February 28, 2017, with 33.3% vesting on February 28, 2018, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2017, 2018, and 2019 and vest on February 28, 2020.

(3)
Awards were granted on March 6, 2018, with 33.3% vesting on March 6, 2019, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2018, 2019, and 2020 and vest on March 6, 2021.

(4)
Awards were granted on March 5, 2019, with 33.3% vesting on March 5, 2020, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2019, 2020, and 2021 and vest on March 5, 2022.

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Option Exercises and Stock Vested for Fiscal Year Ended 2019

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Martin A. Kropelnicki	—	—	24,732	1,297,046

Thomas F. Smegal III	—	—	6,454	338,475

Paul G. Townsley	—	—	6,454	338,475

Robert J. Kuta	—	—	6,454	338,475

Lynne P. McGhee	—	—	6,454	338,475

Pension Benefits for Fiscal Year Ended 2019

The table below shows the present value of accumulated benefits payable to each NEO, including the number of years of service credited to each officer under the California Water Service Pension Plan ("Pension Plan") and the SERP, each of which is described elsewhere in this Proxy Statement.

Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(2) (d)
Martin A. Kropelnicki	California Water Service Pension Plan	13.80	$1,249,604
President & CEO	Supplemental Executive Retirement Plan	13.80	23,871,857

Thomas F. Smegal III	California Water Service Pension Plan	22.67	1,715,682
Vice President, Chief Financial	Supplemental Executive Retirement Plan	15.00	5,405,588
Officer and Treasurer

Paul G. Townsley	California Water Service Pension Plan	6.83	694,146
Vice President, Rates and	Supplemental Executive Retirement Plan	6.83	2,404,624
Regulatory Matters

Robert J. Kuta	California Water Service Pension Plan	4.71	469,688
Vice President, Engineering	Supplemental Executive Retirement Plan	4.71	1,306,460

Lynne P. McGhee	California Water Service Pension Plan	16.56	1,439,971
Vice President, General Counsel	Supplemental Executive Retirement Plan	15.00	3,867,986

(1)
Assumptions used in the calculation of the present value are included in footnote 11 of Group's annual report on Form 10-K filed with the SEC on February 27, 2020.

(2)
Includes amounts the NEOs may not currently be entitled to receive because such amounts are not vested. Pension values may fluctuate significantly from year to year depending on a number of factors including changes in the discount rate, changes in mortality rates, changes in compensation, years of service, and vesting.

The benefits under the SERP are obtained by applying the same benefit provisions of the Pension Plan, a tax-qualified plan, to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. Under the SERP, all eligible officers are fully vested after 5 years of service and are eligible for the full benefit after 15 years of service and at age 60. SERP participants are eligible for early retirement starting at age 55 and would receive a reduced benefit of their monthly SERP benefit upon early retirement between the ages of 55 and 60 and further adjusted if service credit is less than 15 years. Under the Pension Plan, all eligible employees, including officers, are fully vested after 35 years of service. The SERP is structured such that benefits are paid to officers on a "pay as you go" basis. None of our officers received any payments under the Pension Plan or SERP during 2019.

The combined maximum benefit payout under the SERP and Pension Plan achievable by an officer is 60% of the average, eligible compensation paid over the previous 36 months prior to retirement or 3

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highest consecutive years, whichever is higher, excluding any equity compensation. For additional description of the SERP and Pension Plan, see "Basic and Supplemental Pension Plan Benefits (SERP)" on page 62 in this Proxy Statement.

Nonqualified Deferred Compensation for Fiscal Year Ended 2019

Name (a)	Executive Contributions in Last FY ($)(1) (b)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FY ($)(2) (f)
Martin A. Kropelnicki	$262,088	$348,806	$—	$1,784,948

Thomas F. Smegal III	—	—	—	—

Paul G. Townsley	40,152	43,998	—	309,065

Robert J. Kuta		1,531	—	13,159

Lynne P. McGhee	—	5,143	—	26,649

(1)
All of the amounts reported under "Executive Contributions in Last FY" are included in the Summary Compensation Table for 2019. None of the amounts reported under "Aggregate Earnings in Last FY" are included in the Summary Compensation Table for 2019.

(2)
The amounts reported under "Aggregate Balance at Last FY" that are included in the Summary Compensation Table in years prior to 2019 are as follows: Mr. Kropelnicki, $1,078,503; Mr. Townsley, $208,885; Mr. Kuta, $11,282, Ms. McGhee, $12,500.

The Deferred Compensation Plan provides specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development, and future business success of the Group. The Deferred Compensation Plan permits the Group's officers and eligible managers to defer up to 50% of their base salary. In addition, officers can defer up to 100% of their short-term incentive compensation. The Group does not make any contributions to the Deferred Compensation Plan. The Deferred Compensation Plan's investment options are similar, but not identical, to the Group's tax-qualified 401(k) plan and are funded by a Rabbi trust created for the funding of such benefits. Benefits under the Deferred Compensation Plan are payable by the Group upon separation from service with the Group either in lump sum at separation, in monthly installments over five years following separation, or in lump sum or installments commencing five years following separation.

Severance Arrangements

None of our officers are party to an individual employment agreement. Additionally, our officers are not provided with single-trigger change in control benefits.

Consistent with the Group's compensation philosophy, the Committee believes the interests of stockholders are best served if the interests of senior management are aligned with those of our stockholders. To this end, the Group provides change in control severance benefits to our officers under the Group's Executive Severance Plan to reduce any reluctance of our officers to pursue or support potential change in control transactions that would be beneficial to our stockholders. The Group adopted the plan in 1998, and its purpose is to promote the continued employment and dedication of our officers without distraction in the face of a potential change in control transaction. The Group's Executive Severance Plan is described in further detail below.

Executive Severance Plan

The Group adopted the Executive Severance Plan on December 16, 1998. The Executive Severance Plan provides that if within 24 months following a change in control of the Group, the officer's employment is terminated by the Group for any reason other than good cause or by the officer for good reason, the Group will make a cash payment to the officer in an amount equal to three times the officer's base salary on the date of the change in control or on the date the officer's employment terminates, whichever is greater. The payments would be paid in three equal annual installments

66    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

commencing on the first of the month following the month in which the officer's employment terminated and payable thereafter on the anniversary of the initial payment date. Each officer will also receive a gross-up payment if the officer is required to pay an excise tax under section 4999 of the Internal Revenue Code. This provision for a tax gross-up has been a part of the Executive Severance Plan since its inception in 1998 and has not been modified since then.

Each officer's entitlement to the severance payment is conditioned upon execution of a release agreement. Additionally, the officer forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.

For purposes of the Executive Severance Plan, the term "change in control" means the occurrence of (i) any merger or consolidation of the Group in which the Group is not the surviving organization, a majority of the capital stock of which is not owned by the stockholders of the Group immediately prior to such merger or consolidation; (ii) a transfer of all or substantially all of the assets of the Group; (iii) any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Group wherein thirty percent (30%) or more of the outstanding shares of the Group are transferred to any person; (iv) the acquisition by or transfer to a person (including all affiliates or associates of such person) of beneficial ownership of capital stock of the Group if after such acquisition or transfer such person (and their affiliates or associates) is entitled to exercise thirty percent (30%) or more of the outstanding voting power of all capital stock of the Group entitled to vote in elections of directors; or (v) the election to the Board of Directors of the Group of candidates who were not recommended for election by the Board of Directors of the Group in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.

For purposes of the Executive Severance Plan, "good cause" exists if (i) the applicable officer engages in acts or omissions that result in substantial harm to the business or property of the Group and that constitute dishonesty, intentional breach of fiduciary obligation, or intentional wrongdoing; or (ii) the applicable officer is convicted of a criminal violation involving fraud or dishonesty.

For purposes of the Executive Severance Plan, "good reason" exists if, without the applicable officer's consent, (i) there is a significant change in the nature or the scope of the applicable officer's authority or in his or her overall working environment; (ii) the applicable officer is assigned duties materially inconsistent with his or her present duties, responsibilities and status; (iii) there is a reduction in the applicable officer's rate of base salary or bonus; or (iv) the Group changes by 100 miles or more the principal location in which the applicable officer is required to perform services. Had a change in control occurred during fiscal year 2019 and had their employment been terminated on December 31, 2019, either without good cause or by the officer for good reason, the NEOs would have been eligible to receive the payments set forth in the table below.

In addition to the Executive Severance Plan, each officer is covered by the Group's general severance policy. Under the severance policy, each non-union employee of the Group whose employment is terminated without cause is entitled to severance pay of either one week's pay after completing two years of service or two weeks' pay after completing five or more years of service, provided at least two weeks' notice is given. In addition, all officers are entitled to a payout of six weeks of vacation time upon any termination of employment, to be paid in a lump sum at termination.

Each officer's entitlement to the severance payment is conditional upon execution of a release agreement. Additionally, the officer forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.

Potential Payments upon Termination or Change in Control

The information below describes certain compensation that would have become payable under existing plans and contractual arrangements assuming a termination of employment, or a change in control and termination of employment, had occurred on December 31, 2019, given the officer's compensation and service levels as of such date. In addition to the benefits described below, upon any termination of employment, each of the officers would also be entitled to the benefits as

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    67

described in the table of Pension Benefits for Fiscal Year 2019 and the amount shown in the column labeled "Aggregate Balance at Last FY" of the table of Nonqualified Deferred Compensation for Fiscal Year 2019 above.

Name	Change in Control and Termination of Employment Severance Amount ($)	Termination of Employment without a Change in Control Severance Amount ($)
Martin A. Kropelnicki	$2,961,000	$151,846

Thomas F. Smegal III	1,372,500	70,385

Paul G. Townsley	1,215,000	62,308

Robert J. Kuta	1,042,500	46,779

Lynne P. McGhee	958,500	49,154

CEO Pay Ratio

Measurement	Under SEC Rules	Excluding Change in Present Value of Pension Benefits
CEO Compensation	$13,305,444	$2,996,393

Median Employee Compensation	$222,016	$102,893

Ratio	1:60	1:29

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate. In calculating this ratio, SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Our reported pay ratio may not be comparable to that reported by other companies due to differences in industries, scope of operations, business models and scale, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their respective pay ratios.

The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology as described. For these purposes, we identified the median compensated employee by first including full-time, part-time, seasonal, and temporary employees, excluding the President & CEO, for a total of 1,202 employees in the median compensation pool. We used actual salary and compensation paid in 2019, as reflected in our payroll records, excluding equity awards and bonus payments as these are not broadly distributed, to determine the median employee. We then calculated the median employee's total compensation in accordance with SEC rules to determine the pay ratio. We did not annualize the compensation for any employee who did not work for the entire year. We identified our employee population as of December 31, 2019 based on our payroll records.

The 2019 annual total compensation of the median compensated of all our employees who were employed on December 31, 2019, other than our President & CEO, was $156,138, inclusive of $54,058 of estimated non-cash present value pension changes. Mr. Kropelnicki's 2019 annual total compensation was $13,305,445 inclusive of $10,339,051 which as previously disclosed represents the estimated non-cash present value changes in the actuarial projections of his future potential pension benefits under the Group's authorized retirement plans and does not represent actual compensation paid to the CEO; the ratio of these amounts was 1-to-85. Actual pension benefits earned are contingent upon a number of factors including years of service, age at retirement, expected life mortality tables, interest rates, and service level vesting requirements. Excluding the estimated change in present value of the actuarially projected pension benefits for both Mr. Kropelnicki and our median compensated employee, close to 50% of which was attributable to a change in the discount rate used to value the benefits, 2019 annual compensation of $2,966,394 and $102,893, respectively, resulting in a pay ratio of 1-to-29.

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REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Organization and Compensation Committee of the Group's Board of Directors has submitted the following report for inclusion in this Proxy Statement:

The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Organization and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Group's annual report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

The foregoing report is provided by the following directors, who constitute the Organization and Compensation Committee:

    ORGANIZATION AND COMPENSATION COMMITTEE

      Thomas M. Krummel, M.D., Committee Chair
      Terry P. Bayer
      Scott L. Morris
      Lester A. Snow

ORGANIZATION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following directors were members of the Organization and Compensation Committee during the 2019 fiscal year: Thomas M. Krummel, M.D., Committee Chair, Terry P. Bayer, Edwin A. Guiles (who served on the board in 2019 until he passed away), Scott L. Morris, and Lester A. Snow. No member of the Organization and Compensation Committee was an officer or employee of the Group or any of its subsidiaries during 2019, nor was any such member previously an officer of the Group or any of its subsidiaries. No member of the Organization and Compensation Committee had any material interest in a transaction of the Group or a business relationship with, in each case that would require disclosure under "Procedures for Approval of Related Person Transactions" included elsewhere in this Proxy Statement.

None of the officers of the Group have served on the Board of Directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Organization and Compensation Committee of the Group.

PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

Transactions involving related persons are reviewed on a case-by-case basis and approved as appropriate. The Board's Nominating/Corporate Governance Committee is responsible for review, approval, or ratification of "related person transactions" involving the Group or its subsidiaries and related persons. Under SEC rules, a related person is a director, executive officer, nominee for director, or a greater than 5% stockholder of the Group since the beginning of the previous fiscal year. Potential related person transactions are brought to the attention of management and the Board in a number of ways. Each of our directors and executive officers is instructed and periodically reminded to inform the Corporate Secretary of any potential related person transactions. In addition, each director and officer completes a questionnaire on an annual basis designed to elicit information about any potential related person transactions.

Since the beginning of 2019, there were no related person transactions under the relevant standards.

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    69

PROPOSAL NO. 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking our shareholders to approve, on a non-binding, advisory basis, under Section 14A of the Exchange Act, the compensation of our NEOs as disclosed in this proxy statement. We have held a similar shareholder vote every year since 2014 and expect to hold a similar vote at the 2020 Annual Shareholders' Meeting.

As described in the CD&A, our executive compensation program is designed with an emphasis on performance and is intended to closely align the interests of our NEOs with the interests of our stockholders and customers. We regularly review our executive compensation program to ensure compensation is closely tied to aspects of our company's performance that our NEOs can impact and that are likely to have an impact on shareholder value.

Our compensation program is also designed to balance long-term performance with shorter-term performance and to mitigate any risk that an officer would be incentivized to pursue good results with respect to a single performance measure, company segment, or area of responsibility to the detriment of our company as a whole.

In the CD&A, we also discuss why we believe the compensation of our NEOs for fiscal 2019 was appropriately aligned with our company's performance during fiscal 2019. The CD&A also describes feedback we received regarding our executive compensation program during our shareholder outreach efforts, and is intended to provide additional clarity and transparency regarding the rationale for and philosophy behind our executive compensation program and practices. We urge you to carefully read the CD&A, the compensation tables, and the related narrative discussion in this proxy statement when deciding how to vote on this proposal.

The vote on this proposal is advisory, which means the vote will not be binding on us, the Organization and Compensation Committee, or the Board. However, we value our shareholders' opinions, and we will consider the results of the vote on this proposal when making future decisions regarding executive compensation and when establishing our NEOs' compensation opportunities.

The Group is asking stockholders to support the named executive officer compensation as described in this Proxy Statement. The Organization and Compensation Committee and the Board believes the policies and procedures articulated in the "Compensation Discussion and Analysis" are effective in achieving the Group's goals and the compensation of the Group's named executive officers reported in this Proxy Statement has supported and contributed to the Group's success. Accordingly, the Group asks stockholders to vote "FOR" the following resolution at the 2019 Annual Meeting:

  "RESOLVED, that the stockholders of California Water Service Group approve, on an advisory basis, the compensation paid to California Water Service Group's named executive officers, as disclosed in this Proxy Statement pursuant to the SEC's compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion."

This advisory resolution, commonly referred to as a "Say-on-Pay" resolution, is not binding upon the Group, the Organization and Compensation Committee, or the Board. However, the Board and the Organization and Compensation Committee, which is responsible for designing and administering the Group's executive compensation programs, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. After consideration of the vote of stockholders at the 2019 Annual Meeting of Stockholders and other factors, the Board decided to hold advisory votes on the approval of executive compensation annually until the next advisory vote on frequency occurs. Unless the Board modifies its policy on the frequency of future advisory votes, the advisory vote to approve the 2020 executive compensation will be held at the 2021 Annual Meeting.

70    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" this proposal.

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    71

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Group's financial reporting process on behalf of the Board of Directors. The Audit Committee's purpose and responsibilities are set forth in the Audit Committee charter. The current charter is available on the Group's website at http://www.calwatergroup.com. The Audit Committee consists of four members, each of whom meet the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for Audit Committee membership, and three of the Audit Committee's four members meet the requirements of an Audit Committee financial expert. During 2019, the Audit Committee met four times.

The Group's management has primary responsibility for preparing the Group's financial statements and the overall reporting process, including the Group's system of internal controls. Deloitte & Touche LLP, the Group's independent registered public accounting firm, audited the financial statements prepared by the Group and expressed their opinion that the financial statements fairly present the Group's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. Deloitte & Touche LLP also determined that the Group maintained, in all material respects, effective internal control over financial reporting as of December 31, 2019.

In connection with the December 31, 2019 financial statements, the Audit Committee:

(1)
Reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP;

(2)
Discussed with Deloitte & Touche LLP the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board;

(3)
Received from Deloitte & Touche LLP the written disclosures and the letter required by applicable rules of the Public Company Accounting Oversight Board regarding the firm's communications with the Audit Committee concerning independence, and also discussed with Deloitte & Touche LLP the firm's independence, and considered whether the firm's provision of non-audit services and the fees and costs billed for those services are compatible with Deloitte & Touche LLP's independence; and

(4)
Met privately with Deloitte & Touche LLP and the Group's internal auditor, each of whom has unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group's internal controls and overall quality of the Group's financial reporting and accounting principles used in preparation of the financial statements. The Committee also met privately with the Group's President & CEO, the CFO, the Controller, and the General Counsel to discuss the same issues.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K to be filed with the Securities and Exchange Commission.

    AUDIT COMMITTEE

      Gregory E. Aliff, Committee Chair
      Terry P. Bayer
      Richard P. Magnuson
      Patricia K. Wagner

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RELATIONSHIP WITH THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Group's independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered accounting firm each year. In addition, the Audit Committee considers the independence of the independent registered public accounting firm each year and periodically considers whether there should be a regular rotation of the independent registered public auditing firm. The Audit Committee also is involved in considering the selection of Deloitte & Touche LLP's lead engagement partner when rotation is required.

Deloitte & Touche LLP has served as the Group's independent auditor since fiscal 2008. After careful consideration of a number of factors, including the length of time the firm has served in this role, the firm's past performance, and an assessment of the firm's qualifications and resources, the Audit Committee has selected Deloitte & Touche LLP to serve as the Group's independent registered public accounting firm for the year ending December 31, 2020. The Committee's selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm is being submitted for ratification by vote of the stockholders at this Annual Meeting.

The following fees relate to services provided by Deloitte & Touche LLP, the Group's independent registered public accounting firm for fiscal years 2018 and 2019.

Category of Services	2018	2019
Audit Fees(1)	$1,508,950	$1,601,200

Audit-Related Fees(2)	65,000	411,610

Tax Fees	11,240	0

All Other Fees(3)	0	60,050

Total	$1,585,190	$2,072,860

(1)
The audit services included audits of the Group's annual financial statements for the years ended December 31, 2018 and 2019, and quarterly reviews of the Group's interim financial statements. Included also are fees related to the audit of the effectiveness of internal control over financial reporting.

(2)
Audit related fees for the year ended December 31, 2019 included accounting due diligence services for Group's business development efforts and comfort letter fees associated with Group's at-the-market equity program.

(3)
The services comprising the fees disclosed under "All Other Fees" included non-tax advisory and consulting supply chain strategy services.

Fees reported in the above table are those billed or expected to be billed for audit services related to that fiscal year and for other services rendered during that fiscal year.

The Audit Committee is responsible for overseeing audit fee negotiations associated with the retention of Deloitte & Touche LLP for the audit of the Group. Additionally, it is the policy of the Audit Committee, as set forth in its charter, to approve in advance all audit and permissible non-audit services to be provided by the independent registered public accounting firm, as well as related fees. Under applicable law, the Audit Committee may delegate preapproval authority to one or more of its members, and any fees preapproved in this manner must be reported to the Audit Committee at its next scheduled meeting.

CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement    73

PROPOSAL NO. 3 – RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019

After consideration, and as a matter of good corporate governance, the Board is requesting stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group's books, records, and accounts for the year ending December 31, 2020. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Group's independent registered public accounting firm is in the best interests of the Group and its stockholders. Following the recommendation of the Audit Committee, the Board recommends a vote "FOR" the adoption of this proposal. Representatives of Deloitte & Touche LLP will be present at the meeting to answer questions and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the independent registered public accounting firm.

Vote Required

Ratification of the selection of the independent registered public accounting firm for 2020 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" this proposal.

OTHER MATTERS

Adjournment

Notice of adjournment need not be given if the date, time, and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned annual meetings, any business may be transacted that might have been transacted at the original Annual Meeting.

Cost of Proxy Solicitation

The Group will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the proxies, and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. Postal Service and also may be made by telephone, or personally, by directors, officers, and regular employees of the Group, who will receive no extra compensation for such services. Morrow Sodali, LLC, 470 West Avenue, Stamford, CT 06902 was hired to assist in the distribution of proxy materials and solicitation of votes for a $9,000 fee, plus distribution expenses. The Group will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Other Matters

The Board is not aware of any other matters to come before the Annual Meeting. If any other matters should be brought before the Annual Meeting or any adjournment or postponement thereof, upon which a vote properly may be taken, the proxy holders will vote in their

74    CALIFORNIA WATER SERVICE GROUP  |  2020 Proxy Statement

discretion unless otherwise provided in the proxies. The report of the Organization and Compensation Committee, and the report of the Audit Committee, are not to be considered as incorporated by reference into any other filings that the Group makes with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.

Code of Ethics

The Group has adopted written codes of ethics for all directors, officers, and employees. The codes are posted on the Group's website at http://www.calwatergroup.com. The codes are also available in written form upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.

Stockholders Sharing an Address

The SEC allows the Group to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as "householding," can result in significant cost savings for the Group. In order to take advantage of this opportunity, banks and brokerage firms that hold shares for stockholders who are the beneficial owners, but not the record holders, of the Group's shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless one or more of the stockholders has provided contrary instructions. For stockholders who are the record holders of the Group's shares, the Group may follow a similar process absent contrary instructions. The Group will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508 or calling (408) 367-8200. Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Group in the same manner. If you are the beneficial owner, but not the record holder, of the Group's shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Copies of Annual Report on Form 10-K

The Group, upon written request, will furnish to record and beneficial holders of its common stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal year 2019. Copies of exhibits to Form 10-K also will be furnished upon request for a payment of a fee of $0.50 per page. All requests should be directed to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.

Electronic copies of the Group's Form 10-K, including exhibits and this Proxy Statement will be available on the Group's website at http://www.calwatergroup.com.

Disclaimer Regarding Website

The information contained on the Group's website is not to be deemed included or incorporated by reference into this Proxy Statement.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What am I voting on?
►
Election of the eleven directors named in the Proxy Statement to serve until the 2021 Annual Meeting;
►
An advisory vote to approve executive compensation; and
►
Ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2020.

Who may attend the Annual Meeting?

Any stockholders of the Group may attend.

How can I attend the Annual Meeting?

This year, we plan to hold the Annual Meeting online through an audio webcast. This format will enable stockholders to attend the meeting and participate from any location, at no cost.

You will be able to attend the Annual Meeting online at www.virtualshareholdermeeting.com/CWT2020. You will also be able to vote your shares online at the Annual Meeting (see below).

To participate in the Annual Meeting, you will need the control number included on your proxy card, or voting instruction card (if your shares are held through a stockbroker or another nominee).

We encourage you to access the Annual Meeting prior to the start time and allow ample time to log in to the meeting webcast and test your computer audio system.

How can I ask questions at the Annual Meeting?

Stockholders may submit questions live during the Annual Meeting at www.virtualshareholdermeeting.com/CWT2020.

The Group is committed to transparency. All questions received during the Annual Meeting, and the Group's responses, will be posted to our Investor Relations website at http://ir.calwatergroup.com/ promptly after the Annual Meeting. Personal details may be omitted for data protection purposes. If we receive substantially similar questions, we may group these questions together and provide a single response to avoid repetition.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the meeting website?

The technical support telephone number will be posted on the Virtual Shareholder Meeting login page, www.virtualshareholdermeeting.com/CWT2020. If you encounter any difficulties, please call the number and speak to a technical support representative.

Who is entitled to vote?

Stockholders of record on the record date are entitled to vote. The Board has fixed the close of business on March 31, 2020 as the record date (Record Date) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

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How many votes do I get?

Each share of common stock is entitled to one vote.

What constitutes a quorum?

A majority of the outstanding shares – present at the Annual Meeting or represented by persons holding valid proxies – constitutes a quorum. If you submit a valid proxy card, your shares will be considered in determining whether a quorum is present.

Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time, and place.

At the Record Date, there were 1,908 stockholders of record. There were 48,713,549 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

How are the directors elected?

Our bylaws provide for a majority voting standard for the election of directors in uncontested elections. Under this majority voting standard, each director must be elected by the affirmative vote of a majority of the votes cast with respect to the director. A majority of the votes cast means that the number of votes cast "FOR" a nominee for director exceeds the number of votes cast "AGAINST" that nominee for director. As a result, abstentions will not be counted in determining which nominees receive a majority of votes cast since abstentions do not represent votes cast for or against a nominee. If you hold your shares through a stockbroker (or other nominee), the stockbroker does not have authority to vote your shares in the election of directors without instructions from you. Shares that your stockbroker does not vote ("broker non-votes") are not considered votes cast for or against a nominee, and they will not be counted in determining which nominees receive a majority of votes cast. In accordance with our director resignation policy, the Nominating/Corporate Governance Committee has established procedures that require an incumbent nominee for director who does not receive the required votes for re-election to tender his or her resignation offer to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee will recommend to the Board whether to accept or reject the offer, or whether other action should be taken. The Board will act on the Nominating/Corporate Governance Committee's recommendation within 90 days after certification of the election results. We will promptly publicly disclose the Board's decision regarding the resignation offer, including the rationale for rejecting the resignation offer, if applicable.

Who are the Board's nominees?

The nominees are Gregory E. Aliff, Terry P. Bayer, Shelly M. Esque, Martin A. Kropelnicki, Thomas M. Krummel, M.D., Richard P. Magnuson, Scott L. Morris, Peter C. Nelson, Carol M. Pottenger, Lester A. Snow, and Patricia K. Wagner. All of the nominees are current Board members. See "Proposal No. 1 – Election of Directors" for biographical information and qualifications.

What are the Board's voting recommendations?
►
"FOR" each of the nominees to the Board (Proposal No. 1);
►
"FOR" the proposal regarding an advisory vote to approve executive compensation (Proposal No. 2); and
►
"FOR" the ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2020 (Proposal No. 3).

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How do I vote?

You may vote your shares without participating in the Annual Meeting, or online during the meeting if you choose to attend.

If you are a stockholder of record (that is, you hold your shares in your own name), you may vote by Internet, by telephone, by mail, or online during the Annual Meeting. Different rules apply if your stockbroker or another nominee holds your shares for you (see below).

You may vote by Internet.	You may vote by telephone.	You may vote by mail.

You do this by following the "Vote by Internet" instructions on the proxy card. If you vote by Internet, you do not have to mail in your proxy card.

Even if you plan to attend the Annual Meeting online, we recommend that you vote your shares prior to the meeting so that your vote will be counted if you later decide not to attend.	You do this by following the "Vote by Phone" instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.	You do this by signing the proxy card and mailing it in the enclosed, prepaid, and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

If you return a signed card but do not provide voting instructions, your shares will be voted:
		►	For the eleven named director nominees;
		►	For the advisory vote to approve executive compensation; and
		►	For the ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2020.

What if I change my mind after I return my proxy?

You may revoke your proxy and/or change your vote at any time before the polls close at the Annual Meeting. You may do this by:

►
Signing another proxy with a later date;
►
Voting by Internet or by telephone (your latest Internet or telephone proxy is counted);
►
Voting online during the Annual Meeting; or
►
Notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?

If you are a stockholder of record, and you do not return your proxy, your shares will not be voted unless you attend the Annual Meeting and vote online during the meeting.

What happens if my shares are held by my stockbroker (or other nominee)?

If your shares are held by a stockbroker (or other nominee), you may vote your shares without participating in the Annual Meeting, or online during the Annual Meeting if you choose not to attend.

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You will receive a voting instruction card with information about how to instruct your stockbroker on how to vote your shares. If you do not provide instructions, then your stockbroker, under certain circumstances, may vote your shares.

Specifically, stockbrokers have authority under exchange regulations to vote your uninstructed shares on certain "routine" matters. For "non-routine" matters, no votes will be cast on your behalf if you do not instruct your stockbroker on how to vote. If you wish to change the voting instructions that you gave to your stockbroker, you must ask your stockbroker how to do so.

If you do not give your stockbroker voting instructions, your stockbroker may either:

►
Proceed to vote your shares on routine matters and refrain from voting on non-routine matters; or
►
Leave your shares entirely unvoted.

Shares that your stockbroker does not vote ("broker non-votes") will count towards the quorum only. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the Annual Meeting.

As to my stockbroker voting, which proposals are considered "routine" or "non-routine"?

The ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2020 (Proposal No. 3) is routine. A stockbroker may generally vote on routine matters if the stockbroker has not received voting instructions from you with respect to such matters.

The election of directors (Proposal No. 1) and the advisory vote to approve executive compensation (Proposal No. 2) are matters considered "non-routine" under applicable rules. A stockbroker cannot vote without your instructions on non-routine matters.

What is the voting requirement to approve each of the proposals?

Proposal		Vote Required
Proposal No. 1 –	Election of eleven directors	Majority of Votes Cast

Proposal No. 2 –	Advisory vote to approve executive compensation	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote

Proposal No. 3 –	Ratify the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2020	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only "FOR" and "AGAINST" votes are counted for purposes of determining the votes received in connection with the proposal relating to the election of directors (Proposal No. 1), and therefore broker non-votes and abstentions have no effect on that proposal. Stockbrokers may not vote your shares on Proposal No. 1 without instructions from you. The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal No. 2 and Proposal No. 3. Proposal No. 2 is advisory, meaning that it is not binding on the Board, although the Board will consider the outcome of the vote on this proposal. Abstentions have the effect of a vote "AGAINST" Proposal No. 2 and Proposal No. 3. Stockbrokers may vote your shares on Proposal No. 3 (but not on Proposal No. 2) without instructions from you. Shares resulting in broker non-votes, if any, are not entitled to vote and will have no effect on the outcome of these proposals.

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Who will count the vote?

Representatives of Broadridge Financial Services, Proxy Services, will serve as the inspector of elections and count the votes.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What percentage of stock do the directors and executive officers own?

Together, directors and executive officers own approximately 1.0% of our common stock. See "Stock Ownership of Management and Certain Beneficial Owners" for more details elsewhere in this Proxy Statement.

Who are the largest common stockholders?

As of December 31, 2019, the largest stockholders were:

►
BlackRock, Inc. beneficially owned 7,681,110 shares of common stock, representing 16.0% of our aggregate outstanding stock as of such date;
►
The Vanguard Group, Inc. beneficially owned 5,727,390 shares of common stock, representing 11.89% of our aggregate outstanding stock as of such date; and
►
State Street Corporation, beneficially owned 3,922,734 shares of common stock, representing 8.15% of our aggregate outstanding stock as of such date.

*
To the best of our knowledge, no other stockholders held more than 5% of our common shares as of such date.

Where can I access a list of stockholders?

The Group's list of stockholders as of March 31, 2020, the Record Date, will be available for inspection for ten days prior to the Annual Meeting, in accordance with applicable law. The list of stockholders will also be available during the Annual Meeting through the meeting website for those stockholders who choose to attend.

What is the deadline for submitting stockholder proposals for the Group's proxy materials for next year's Annual Meeting?

Any proposals that stockholders intend to submit for inclusion in next year's Group proxy materials must be received by the Corporate Secretary of the Group by December 16, 2020. A proposal, together with any supporting statement, may not exceed 500 words and must comply with other requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Please submit the proposal to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.

How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders' meeting?

Stockholders who are entitled to vote at a stockholders' meeting may propose a nominee for the Board or other business for consideration at a meeting without seeking to have the matter included in the proxy materials for the Annual Meeting pursuant to Rule 14a-8. The bylaws contain the

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requirements for doing so. The bylaws are posted on the Group's website at http://www.calwatergroup.com. Physical copies of these documents are also available upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, CA 95112-4508. Briefly, a stockholder must give timely prior notice of the matter to the Group. The notice must be received by the Corporate Secretary at the Group's principal place of business by the 150th day before the first anniversary of the prior year's Annual Meeting. For the 2021 Annual Meeting, to be timely, notice must be received by the Corporate Secretary not later than the close of business on December 28, 2020. If we change the date of the Annual Meeting by more than thirty days before or more than sixty days after the date of the previous meeting, notice is due not later than the close of business on the later of the 150th day before the Annual Meeting or the 10th day after we publicly announce the holding of the Annual Meeting. If the Group's Corporate Secretary receives notice of a matter after the applicable deadline, the notice will be considered untimely. In that case, or where notice is timely but the stockholder fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange of 1934, the persons named as proxies may exercise their discretion in voting with respect to the matter when and if it is raised at the Annual Meeting.

The bylaws specify what the notice must contain. Stockholders must comply with applicable law with respect to matters submitted in accordance with the bylaws. The bylaws do not affect any stockholder's right to request inclusion of proposals in the Group's Proxy Statement under Rule 14a-8.

How can a stockholder or other interested parties contact the independent directors, the director who chairs the Board's executive sessions, or the full Board?

Stockholders or other interested parties may address inquiries to any of the Group's directors, to the lead director (who chairs the Board's executive sessions), or to the full Board, by email to stockholdercommunication@calwater.com or by writing to them in care of the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508. All such communications are sent directly to the intended recipient(s).

Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the Annual Meeting. We will publish the final results in a current report on Form 8-K to be filed with the Securities and Exchange Commission ("SEC") within four business days of the Annual Meeting.

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. CALIFORNIA WATER SERVICE GROUP ATTN: MICHELLE MORTENSEN 1720 NORTH FIRST STREET SAN JOSE, CA 95112-4598 During The Meeting - Go to www.virtualshareholdermeeting.com/CWT2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D07072-P34628 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CALIFORNIA WATER SERVICE GROUP The Board of Directors recommends you vote FOR all the nominees listed in proposal 1. 1. ELECTION OF DIRECTORS Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Gregory E. Aliff The Board of Directors recommends you vote FOR proposals 2 and 3. 1b. Terry P. Bayer For Against Abstain ! ! ! ! ! ! 1c. Shelly M. Esque 2. ADVISOR Y VOTE TO APPROVE EXECUTIVE COMPENSATION. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE GROUP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020. 1d. Martin A. Kropelnicki 3. 1e. Thomas M. Krummel, M.D. NOTE: I authorize the proxies to vote according to their discretion on any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof. 1f. Richard P. Magnuson 1g. Scott L. Morris 1h. Peter C. Nelson 1i. Carol M. Pottenger 1j. Lester A. Snow 1k. Patricia K. Wagner Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. D07073-P34628 CALIFORNIA WATER SERVICE GROUP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MARTIN A. KROPELNICKI and MICHELLE R. MORTENSEN, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held on May 27, 2020, or at any adjournment or postponement thereof (including, if applicable, for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unavailable to serve). By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the notice of meeting and proxy statement relating to this meeting and of the Group's most recent Annual Report to Stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), AND IN THE DISCRETION OF THE PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3. Please date, sign and mail in the enclosed envelope, or vote by Internet or telephone, as soon as possible. Continued and to be signed on reverse side